                                  PROSPECTUS

                             [LOGO OF PACIFIC ONE]

                                   PROSPECTUS
                                      FOR

                                  PACIFIC ONE

                                   ISSUED BY

                         PACIFIC LIFE INSURANCE COMPANY

                               DATED MAY 1, 1997
                       AS SUPPLEMENTED SEPTEMBER 2, 1997

                                --------------

                                   PROSPECTUS
                                      FOR

                              PACIFIC SELECT FUND

                               DATED MAY 1, 1997
                       AS SUPPLEMENTED SEPTEMBER 2, 1997

                                                  PACIFIC ONE
                                    AN INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                                           VARIABLE ANNUITY CONTRACT

                                   ISSUED BY PACIFIC LIFE INSURANCE COMPANY
                                        MAILING ADDRESS: P.O. BOX 7187
                                        PASADENA, CALIFORNIA 91109-7187
                                                1-800-722-2333

[LOGO OF PACIFIC ONE]

  This Prospectus describes Pacific One (the "Contract") offered by Pacific Life Insurance Company ("Pacific Life," "we," "us" or "our", formerly known as Pacific Mutual Life Insurance Company). The Contracts provide Policyholders ("Contract Owners," "Owners," "you" or "your") with flexibility in long-term financial planning, including planning for retirement. Contracts are available both to individuals and under certain tax-qualified retirement plans. Payout options under the Contracts include variable annuities funded through our Separate Account A (the "Separate Account") and fixed annuities funded by our General Account.

  Fourteen Investment Options are currently available. Each of the thirteen Variable Investment Options now in effect is a subaccount of the Separate Account, and provides variable returns by investing in shares of a corresponding Portfolio of Pacific Select Fund:

                  Money Market Portfolio           Multi-Strategy Portfolio
                  High Yield Bond Portfolio        Equity Portfolio
                  Managed Bond Portfolio           Bond and Income Portfolio
                  Government Securities Portfolio  Equity Index Portfolio
                  Aggressive Equity Portfolio      International Portfolio
                  Growth LT Portfolio              Emerging Markets Portfolio
                  Equity Income Portfolio

  A Fixed Option is also available; it provides a fixed rate of return and is funded by our General Account.

  THIS PROSPECTUS PROVIDES INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING A CONTRACT. IN ADDITION, THIS PROSPECTUS IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE PACIFIC SELECT FUND. YOU SHOULD READ BOTH OF THESE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR YOUR FUTURE REFERENCE.

  Additional information about the Contract and the Separate Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information ("SAI"), dated May 1, 1997, as supplemented September 2, 1997. You may obtain a free copy of the SAI by writing or calling Pacific Life at the number and address above. The information contained in the SAI is incorporated by reference into this Prospectus. The table of contents for the SAI appears on page 38 of this Prospectus.

                                ---------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
      AND EXCHANGE  COMMISSION NOR  HAS THE  COMMISSION PASSED  UPON THE
         ACCURACY OR ADEQUACY OF  THIS PROSPECTUS. ANY REPRESENTATION
            TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                ---------------

 THE CONTRACT IS  NOT A DEPOSIT  OR OBLIGATION OF, OR  GUARANTEED OR ENDORSED
  BY, ANY BANK. IT IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE FEDERAL RESERVE BOARD,  OR ANY OTHER GOVERNMENT AGENCY.
    INVESTMENT  IN A CONTRACT  INVOLVES RISK,  INCLUDING POSSIBLE LOSS  OF
      PRINCIPAL.

                                ---------------

THE  CONTRACT IS  NOT AVAILABLE  IN ALL STATES  AND THIS  PROSPECTUS DOES  NOT
 CONSTITUTE AN  OFFER IN ANY JURISDICTION IN  WHICH SUCH AN OFFER MAY  NOT BE
  MADE LAWFULLY.  NO PERSON IS  AUTHORIZED TO  GIVE ANY INFORMATION  OR MAKE
   ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS
    OTHER  THAN  THOSE  CONTAINED  IN  THIS  PROSPECTUS  AND  THE  RELATED
     STATEMENT  OF  ADDITIONAL  INFORMATION   (OR  ANY  SALES  LITERATURE
      APPROVED BY PACIFIC LIFE), AND ANY SUCH UNAUTHORIZED INFORMATION OR
          REPRESENTATION IS, IF GIVEN OR MADE, NOT TO BE RELIED UPON.

                              DATED: MAY 1, 1997
                       AS SUPPLEMENTED SEPTEMBER 2, 1997

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SPECIAL DEFINITIONS........................................................   4
SUMMARY....................................................................   7
FEE TABLE..................................................................   8
FINANCIAL HIGHLIGHTS.......................................................  10
SELECTED ACCUMULATION UNIT INFORMATION.....................................  10
WHY BUY A CONTRACT.........................................................  11
YOUR INVESTMENT OPTIONS....................................................  11
  Your Variable Investment Options.........................................  11
  Variable Investment Option Performance...................................  13
  Your Fixed Option........................................................  13
PURCHASING YOUR CONTRACT...................................................  13
  How to Apply for Your Contract...........................................  13
  Making Your Purchase Payments............................................  14
HOW YOUR PAYMENTS ARE ALLOCATED............................................  14
  Choosing Your Investment Options.........................................  14
  Investing in Variable Investment Options.................................  14
  When Your Investment is Effective........................................  15
  Transfers................................................................  15
CHARGES, FEES AND DEDUCTIONS...............................................  16
  Premium Taxes............................................................  16
  Annual Fee...............................................................  16
  Waivers and Reduced Charges..............................................  17
  Mortality and Expense Risk Charge........................................  17
  Administrative Fee.......................................................  18
  Expenses of Pacific Select Fund..........................................  18
RETIREMENT BENEFITS AND OTHER PAYOUTS......................................  18
  Selecting Your Annuitant.................................................  18
  Annuitization............................................................  18
  Choosing Your Annuity Date ("Annuity Start Date")........................  19
  Default Annuity Date and Options.........................................  19
  Choosing Your Annuity Option.............................................  19
  Your Annuity Payments....................................................  21
  Death Benefits...........................................................  21
  Death of Owner Distribution Rules........................................  21
WITHDRAWALS................................................................  23
  Optional Withdrawals.....................................................  23
  Tax Consequences of Withdrawals..........................................  25
  Short-Term Cancellation Right ("Free Look")..............................  25
PACIFIC LIFE AND THE SEPARATE ACCOUNT......................................  26
  Pacific Life.............................................................  26
  Separate Account A.......................................................  26

                                                                            PAGE
                                                                            ----
FEDERAL TAX STATUS.........................................................  27
  Taxes Payable by Contract Owners: General Rules..........................  27
  Qualified Contracts......................................................  28
  Loans....................................................................  29
  Withholding..............................................................  31
  Impact of Federal Income Taxes...........................................  32
  Taxes on Pacific Life....................................................  32
ADDITIONAL INFORMATION.....................................................  32
  Voting Rights............................................................  32
  Changes to Your Contract.................................................  33
  Changes to ALL Contracts.................................................  33
  Investor Inquiries and Submitting Forms and Requests.....................  34
  Telephone Transactions...................................................  35
  Timing of Payments and Transactions......................................  35
  Confirmations Statements and Other Reports to Contract Owners............  36
  Sales Commissions........................................................  36
  Financial Statements.....................................................  36
THE FIXED OPTION...........................................................  37
  General Information......................................................  37
  Guarantee Terms..........................................................  37
  Withdrawals and Transfers................................................  37
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........................  38
APPENDIX A: STATE LAW VARIATIONS...........................................  39

                              SPECIAL DEFINITIONS

In this Prospectus, "we," "our" and "us" refer to Pacific Life Insurance Company ("Pacific Life"); "you" and "your" refer to the Contract Owner.

Account Value--The amount of your Contract Value allocated to any one of the Investment Options.

Annual Fee--A $40 fee charged each year on your Contract Anniversary and at the time of a full withdrawal, if your Contract Value is less than $100,000 on that date.

Annuitant--A person on whose life annuity payments may be determined. An Annuitant's life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single ("sole") Annuitant or two ("Joint") Annuitants, and may also name a "Contingent" Annuitant. If you name Joint Annuitants or a Contingent Annuitant, "the Annuitant" means the sole surviving Annuitant, unless otherwise stated.

Annuity Date--Also called the "Annuity Start Date." The date specified in your Contract or the date you later elect, if any for the commencement of annuity payments if your Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or, if earlier, the date that annuity payments actually begin. You may change your Annuity Date by notifying us as described in this Prospectus.

Annuity Option--Any one of the income options for a series of payments after your Annuity Date.

Beneficiary--A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or has a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day--Any day on which the value of the amount invested in a Variable Investment Option is determined, which currently includes each day that the New York Stock Exchange is open for trading and on which our administrative offices are open. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day. We may choose to close on other holidays, a day immediately preceding or following a national holiday, or in emergency situations. In this Prospectus, "day" or "date" means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI. Each Business Day ends at 4:00 p.m. Eastern Time or the close of the Stock Exchange, if earlier.

Code--The Internal Revenue Code of 1986, as amended.

Contingent Annuitant--A person, named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die before your Annuity Date.

Contingent Owner--A person, named in your Contract, who may succeed to the rights of a Contract Owner of your Contract if all named Contract Owners die.

Contract Anniversary--The same date, in each subsequent year, as your Contract Date.

Contract Date--The date we issue your Contract.

Contract Debt--As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are available only on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you or your--Generally, a person who purchases a Pacific One Contract and makes the Purchase Payments. A Contract Owner has all rights in the Contract before the Annuity Date, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights.

Contract Value--At the end of any given Business Day, your Variable Account Value, plus your Fixed Option Value, plus the amount held in the Loan Account to secure your Contract Debt.

Contract Year--A year that starts on the Contract Date or on a Contract Anniversary.

Fixed Option--If you allocate all or a part of your Purchase Payments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive interest at rates declared periodically, but not less than an annual rate of 3%.

Fixed Option Value--The aggregate amount under your Contract allocated to the Fixed Option.

Fund--Pacific Select Fund.

General Account--Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

Guaranteed Interest Rate--The interest rate guaranteed, from time to time, for amounts allocated to the Fixed Option.

Guarantee Term--The period during which amounts you allocate to the Fixed Option earn a Guaranteed Interest Rate.

Investment Option--A Subaccount or the Fixed Option.

Joint Annuitant--If your Contract is a Non-Qualified Contract, you may name two Annuitants, called "Joint Annuitants," in your Application for your Contract. Special restrictions apply for Qualified Contracts.

Net Contract Value--Your Contract Value less Contract Debt.

Non-Qualified Contract--A Contract other than a Qualified Contract.

Policyholder--The Contract Owner.

Portfolio--A separate series or portfolio of the Fund.

Primary Annuitant--The individual, named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payment under the Contract.

Purchase Payment--An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

Qualified Contract--A Contract that qualifies under the Code as an individual retirement annuity ("IRA"), or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan--A retirement plan that receives favorable tax treatment under
Section 401, 408, 403(a), 403(b) or 457 of the Code.

SEC--Securities and Exchange Commission.

Separate Account A (the "Separate Account")--A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Subaccount--An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit--Subaccount Annuity Units (or "Annuity Units") are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of "Unit Value."

Subaccount Unit--Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount; these Units are used, for accounting purposes, to measure your balance in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value--The value of a Subaccount Unit ("Subaccount Unit Value") or Subaccount Annuity Unit ("Subaccount Annuity Unit Value"). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day; the fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets, and also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table's implicit assumption of an annual investment return of 5%; the effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured at or about 4:00 p.m., Eastern time, on that Business Day.

Variable Account Value--The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option--A Subaccount.

                                    SUMMARY

This brief description is only an overview of the more significant features of your Contract. More detailed information may be found in subsequent sections of this Prospectus, in the SAI, and in the Contract itself. Endorsements to your Contract may contain variations from the standardized information in this Prospectus. In addition, any variations due to requirements particular to your state or jurisdiction are set forth in supplements attached to or accompanying this Prospectus. IF ANY CONTRACT ENDORSEMENTS OR SUPPLEMENTAL VARIATIONS TO THIS PROSPECTUS CONFLICT WITH OTHER INFORMATION IN THE CONTRACT FORM OR IN THIS PROSPECTUS, THE ENDORSEMENTS AND SUPPLEMENTS CONTROL YOUR CONTRACT.

WHAT IS THE CONTRACT? Pacific One (the "Contract") is a deferred annuity designed to be a long-term financial planning device, permitting you to invest on a tax-deferred basis for retirement or other long-range goals, and to receive a series of regular payments for life or a period of years. See FEDERAL TAX STATUS.

HOW DO I PURCHASE A CONTRACT? You must invest at least $25,000 to buy a Contract. After this initial investment you may make additional investments but you are not required to do so. Your initial investment may be payable in automatic installments over your first Contract Year. See PURCHASING YOUR CONTRACT.

WHAT ARE MY INVESTMENT OPTIONS? You select your own Investment Options. Thirteen of the fourteen Investment Options are Variable Investment Options available through Separate Account A. Each Variable Investment Option invests in a corresponding Portfolio of the Fund. We are the investment adviser to the Fund, and we and the Fund have retained other portfolio managers for eleven of the Portfolios. You bear the investment risk associated with the Variable Investment Options, and you should expect your Contract Value allocated to these Investment Options and the value of any Subaccount Annuity Units attributed to any variable annuity payments to fluctuate. See HOW YOUR PAYMENTS ARE ALLOCATED. The fourteenth option is a Fixed Option, providing a fixed annual interest rate of at least 3%; the portion of your Purchase Payments or Contract Value allocated to the Fixed Option is held in our General Account.

You may select as many Investment Options as you wish. Prior to your Annuity Date, this selection is made by the Contract Owner(s); after your Annuity Date, any of the Variable Investment Options may be selected if you choose variable-dollar annuity payments; this selection may be made by the Annuitant(s).

CAN I CHANGE MY INVESTMENT OPTIONS? You may transfer amounts (subject to certain restrictions) from one Investment Option to another at any time on or prior to your Annuity Date; after your Annuity Date, up to four exchanges of Subaccount Annuity Units may be made in any twelve-month period. You may transfer amounts automatically using dollar cost averaging, automatic portfolio rebalancing, or an earnings sweep. See TRANSFERS in this Prospectus and SYSTEMATIC TRANSFER PROGRAMS in the SAI. Transaction fees may be imposed in the future for excessive transfers.

WHAT CHARGES WILL I PAY? An Administrative Fee equal to an annual factor expressed as a decimal (where 1.00 is equal to 100%) of 0.0015, and a mortality and expense risk charge equal to an annual factor of 0.0125, are charged against assets held in the Variable Investment Options. Amounts invested in the Variable Investment Options are also subject to the operating expenses imposed on the corresponding Portfolio of the Fund. Before you annuitize, an Annual Fee of $40 is charged each year and at the time of a full withdrawal if your Contract Value is less than $100,000.

You may also be subject to other fees. See CHARGES, FEES AND DEDUCTIONS.

CAN I WITHDRAW MY CONTRACT VALUE? Generally, you may withdraw all or part of your Contract Value at any time on or prior to your Annuity Date. Restrictions are imposed on withdrawals from certain Qualified Contracts. Withdrawals may be subject to tax and, in certain circumstances, a tax penalty. See WITHDRAWALS and FEDERAL TAX STATUS.

CAN I RETURN MY CONTRACT? For a limited time, usually about 10 days after you receive it, you may return your Contract for a refund in accordance with the terms of its "free look" provision. See SHORT-TERM CANCELLATION RIGHT ("FREE LOOK").

HOW DO I REACH PACIFIC LIFE? You can reach our service representatives between 6:00 a.m. and 5:00 p.m., Pacific time, at 1-800-722-2333. To send payments, forms, or requests, see INVESTOR INQUIRIES AND SUBMITTING FORMS AND REQUESTS.

                                   FEE TABLE

The purpose of this fee table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly under your Contract. The table reflects expenses of the Separate Account as well as expenses of the Fund. Expenses shown under "Contract Owner Transaction Expenses" and "Separate Account A Annual Expenses" are specified under the terms of the Contract and are fixed. Expenses shown under "Fund Annual Expenses After Expense Limitation" are estimated expenses of the Fund; Fund expenses are not specified under the terms of the Contract and may vary from year to year. In addition to the charges and expenses described below, premium taxes and/or other taxes may apply. See PREMIUM TAXES in this Prospectus and the discussion under ORGANIZATION AND MANAGEMENT OF THE FUND in the Fund's Prospectus and under INVESTMENT ADVISER AND PORTFOLIO MANAGEMENT AGREEMENTS in the Fund's SAI.

      CONTRACT OWNER TRANSACTION EXPENSES
       Sales Charge Imposed on Purchase Payments....................   None
       Deferred Sales Charge........................................   None
       Withdrawal Transaction Fee/1/................................   None
       Transfer Fee/2/..............................................   None
       ANNUAL FEE/3/................................................ $40.00
      SEPARATE ACCOUNT A ANNUAL EXPENSES
      (as a percentage of average daily Account value)
       Mortality and Expense Risk Charge............................   1.25%
       Administrative Fee...........................................   0.15%
                                                                     ------
       Total Separate Account A Annual Expenses.....................   1.40%
                                                                     ======

----
/1/ We reserve the right to impose a transaction fee of up to $15 in the future on excess partial withdrawals. See OPTIONAL WITHDRAWALS.

/2/ We reserve the right to impose a transaction fee of up to $15 in the future on excess transfers. See TRANSFERS.

/3/ This fee will be charged on each Contract Anniversary prior to your Annuity
    Date and at the time of a full withdrawal of any Contract Value unless your Contract Value is at least $100,000 on that date.

                 FUND ANNUAL EXPENSES AFTER EXPENSE LIMITATION
        (AS A PERCENTAGE OF EACH PORTFOLIO'S AVERAGE DAILY NET ASSETS)

                                                      ADVISORY  OTHER    TOTAL
PORTFOLIO                                               FEE    EXPENSES EXPENSES
---------                                             -------- -------- --------
Money Market.........................................    .40%     .08%     .48%
High Yield Bond......................................    .60%     .10%     .70%
Managed Bond.........................................    .60%     .09%     .69%
Government Securities................................    .60%     .10%     .70%
Aggressive Equity....................................    .80%     .15%     .95%
Growth LT............................................    .75%     .10%     .85%
Equity Income........................................    .65%     .08%     .73%
Multi-Strategy.......................................    .65%     .11%     .76%
Equity...............................................    .65%     .08%     .73%
Bond and Income......................................    .60%     .09%     .69%
Equity Index.........................................    .21%     .08%     .29%
International........................................    .85%     .21%    1.06%
Emerging Markets.....................................   1.10%    1.05%    2.15%

  Example: If, at the end of the applicable time period, you withdraw your entire Variable Account Value or your entire Contract Value, you annuitize, or you do not withdraw or annuitize, you would pay the following cumulative expenses on each $1,000 invested, assuming 5% annual return on assets:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Money Market....................................  $20    $ 61    $104     $224
High Yield Bond.................................  $22    $ 67    $115     $247
Managed Bond....................................  $22    $ 67    $115     $246
Government Securities...........................  $22    $ 67    $115     $247
Aggressive Equity...............................  $24    $ 75    $128     $273
Growth LT.......................................  $23    $ 72    $123     $262
Equity Income...................................  $22    $ 68    $117     $250
Multi-Strategy..................................  $22    $ 69    $118     $253
Equity..........................................  $22    $ 68    $117     $250
Bond and Income.................................  $22    $ 67    $115     $246
Equity Index....................................  $18    $ 55    $ 94     $204
International...................................  $25    $ 78    $133     $283
Emerging Markets................................  $36    $110    $186     $385

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES INCURRED IN ANY GIVEN YEAR MAY BE MORE OR LESS THAN THOSE SHOWN IN THE EXAMPLES. The expenses listed for the Fund Portfolios reflect current expenses for the year ending December 31, 1996, adjusted to reflect a decrease in fees for certain operating expenses. The Aggressive Equity and Emerging Markets Portfolios did not begin operations until April 1, 1996 and their "other expenses" are on an annualized basis and reflect the policy adopted by us as Investment Adviser to the Fund, to waive its fees or otherwise reimburse expenses so that operating expenses (exclusive of advisory fees, additional custodial fees associated with holding foreign securities, foreign taxes on dividends, interest or capital gains, and extraordinary expenses) expressed as a decimal are no greater than 0.0025 of average daily net assets per year. We began this policy in 1989 and intend to continue this policy until at least December 31, 1998, but may discontinue it after that time. In the absence of this policy, such expenses for the Emerging Markets Portfolio would have exceeded this expense cap in 1996 and total adjusted expenses would have been approximately 2.22% on an annualized basis. No reimbursement to the other Portfolios was necessary for the Fund's fiscal year 1996. Actual total expenses after reimbursement and before the adjustment for the year ended December 31, 1996, were: Money Market Portfolio--0.50%; High Yield Bond Portfolio--0.71%; Managed Bond Portfolio--0.71%; Government Securities Portfolio--0.72%; Aggressive Equity Portfolio (annualized)--1.02%; Growth LT Portfolio--0.87%; Equity Income Portfolio--0.75%; Multi-Strategy Portfolio--0.78%; Equity Portfolio--0.74%; Bond and Income Portfolio--0.71%; Equity Index Portfolio--0.31%; International Portfolio--1.07%; and Emerging Markets Portfolio (annualized)--2.18%.

The examples use an assumed contract value of $80,000, and reflect the deduction of the Annual Fee amount, without regard to the waiver of such fee for Contract Values over $100,000.

                             FINANCIAL HIGHLIGHTS

The following tables present financial highlights with respect to each Variable Account of the Separate Account. The information in the tables for the period ended December 31, 1996 is included in the Separate Account's financial statements that have been audited by Deloitte & Touche llp, independent auditors. The tables should be read in conjunction with the Separate Account's financial statements, which are in the Separate Account's Annual Report dated as of December 31, 1996.

                    SELECTED ACCUMULATION UNIT* INFORMATION

Selected accumulation unit information as of the year ended December 31st for the period:

                                                                         1996
   ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD:
   Money Market Variable Account(a)...................................    $10.00
   High Yield Bond Variable Account(a)................................     10.00
   Managed Bond Variable Account(a)...................................     10.00
   Government Securities Variable Account(a)..........................     10.00
   Aggressive Equity Variable Account(b)..............................     10.00
   Growth LT Variable Account(a)......................................     10.00
   Equity Income Variable Account(a)..................................     10.00
   Multi-Strategy Variable Account(a).................................     10.00
   Equity Variable Account(a).........................................     10.00
   Bond and Income Variable Account(a)................................     10.00
   Equity Index Variable Account(a)...................................     10.00
   International Variable Account(a)..................................     10.00
   Emerging Markets Variable Account(b)...............................     10.00
--------------------------------------------------------------------------------
   ACCUMULATION UNIT VALUE AT END OF PERIOD:
   Money Market Variable Account......................................    $10.36
   High Yield Bond Variable Account...................................     10.96
   Managed Bond Variable Account......................................     10.27
   Government Securities Variable Account.............................     10.14
   Aggressive Equity Variable Account.................................     10.67
   Growth LT Variable Account.........................................     11.61
   Equity Income Variable Account.....................................     11.66
   Multi-Strategy Variable Account....................................     11.03
   Equity Variable Account............................................     12.59
   Bond and Income Variable Account...................................      9.79
   Equity Index Variable Account......................................     11.97
   International Variable Account.....................................     11.84
   Emerging Markets Variable Account..................................      9.57
--------------------------------------------------------------------------------
   NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD:
   Money Market Variable Account...................................... 1,478,808
   High Yield Bond Variable Account...................................   630,637
   Managed Bond Variable Account......................................   742,041
   Government Securities Variable Account.............................   673,682
   Aggressive Equity Variable Account.................................   387,987
   Growth LT Variable Account.........................................   950,317
   Equity Income Variable Account.....................................   743,123
   Multi-Strategy Variable Account....................................   294,936
   Equity Variable Account............................................   453,223
   Bond and Income Variable Account...................................   154,590
   Equity Index Variable Account......................................   757,175
   International Variable Account..................................... 1,312,817
   Emerging Markets Variable Account..................................   240,607

* Accumulation Unit: unit of measure used to calculate the value of a Contract Owner's interest in a Variable Account during the Accumulation Period.

Date Variable Accounts began operations: (a) January 2, 1996 (b) April 17,
1996

                              WHY BUY A CONTRACT

Your Pacific One Contract (your "Contract") is a deferred annuity that provides you with flexibility in tax-deferred retirement planning or other long-term financial planning. You may select among a variety of Variable Investment Options and a Fixed Option. You may choose to add to your Contract Value at any time, and your additional investments may be in any amount you choose (subject to certain limitations). When you annuitize, your Annuitant(s) will receive a series of variable and/or fixed payments for life or for a specified number of years.

If you purchase a Contract with after-tax dollars, (a "Non-Qualified Contract") or if your Contract is purchased through a Qualified Plan or IRA (a "Qualified Contract"), your earnings on your Contract are not subject to tax until amounts are withdrawn or distributed (including annuity payments). See FEDERAL TAX STATUS.

                            YOUR INVESTMENT OPTIONS

You may choose among fourteen different Investment Options.

YOUR VARIABLE INVESTMENT OPTIONS

Separate Account A, a separate account of ours, currently offers you thirteen "Variable Investment Options" (also called "Subaccounts"). Each Variable Investment Option invests in a separate Portfolio of the Fund. Your Variable Investment Options are:

  .  Money Market Subaccount
  .  High Yield Bond Subaccount
  .  Managed Bond Subaccount
  .  Government Securities Subaccount
  .  Aggressive Equity Subaccount
  .  Growth LT Subaccount
  .  Equity Income Subaccount
  .  Multi-Strategy Subaccount
  .  Equity Subaccount
  .  Bond and Income Subaccount
  .  Equity Index Subaccount
  .  International Subaccount
  .  Emerging Markets Subaccount

What Are Each of These Options?

For your convenience, the following chart summarizes some basic data about each Portfolio. THIS CHART IS ONLY A SUMMARY. FOR MORE COMPLETE INFORMATION ON EACH PORTFOLIO, INCLUDING A DISCUSSION OF THE PORTFOLIO'S INVESTMENT TECHNIQUES AND THE RISKS ASSOCIATED WITH ITS INVESTMENTS, SEE THE ACCOMPANYING FUND PROSPECTUS. NO ASSURANCE CAN BE GIVEN THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

-------------------------------------------------------------------------------------
                                             PRIMARY INVESTMENTS
                                             (UNDER NORMAL
 PORTFOLIO            INVESTMENT OBJECTIVE   CONDITIONS)            PORTFOLIO MANAGER
==========================================================================================
 Money Market         Current income         Highest quality money  Pacific Life
                      consistent with        market securities.
                      preservation of
                      capital.
------------------------------------------------------------------------------------------
 High Yield Bond      High level of current  Intermediate- and      Pacific Life
                      income.                long-term high-
                                             yielding lower and
                                             medium quality ("high
                                             risk")
                                             fixed income
                                             securities.
------------------------------------------------------------------------------------------
 Managed Bond         Maximize total return  Investment grade       Pacific Investment
                      consistent with        marketable debt        Management Company
                      prudent investment     securities. Will
                      management.            normally maintain an
                                             average portfolio
                                             duration of 3-7 years.
------------------------------------------------------------------------------------------
 Government Securi-   Maximize total return  Securities that are    Pacific Investment
  ties                consistent with        obligations of or      Management Company
                      prudent investment     guaranteed by the U.S.
                      management.            Government, its
                                             agencies or
                                             instrumentalities
                                             (including futures
                                             contracts and options
                                             thereon). Will
                                             normally maintain an
                                             average portfolio
                                             duration of 3-7 years.
------------------------------------------------------------------------------------------
 Aggressive Equity    Capital appreciation.  Common stock of small  Columbus Circle
                                             emerging growth and    Investors
                                             medium capitalization
                                             companies.
------------------------------------------------------------------------------------------
 Growth LT            Long-term growth of    Equity securities.     Janus Capital
                      capital consistent                            Corporation
                      with preservation of
                      capital.
------------------------------------------------------------------------------------------
 Equity Income        Long-term growth of    Dividend-paying common J.P. Morgan Investment
                      capital and income.    stock.                 Management Inc.
------------------------------------------------------------------------------------------
 Multi-Strategy       High total return.     Equity and fixed       J.P. Morgan Investment
                                             income securities.     Management Inc.
------------------------------------------------------------------------------------------
 Equity               Capital appreciation.  Common stocks and      Greenwich Street
                                             securities convertible Advisors
                                             into or exchangeable
                                             for common stocks.
------------------------------------------------------------------------------------------
 Bond and Income      High level of current  Investment grade debt  Greenwich Street
                      income consistent with securities.            Advisors
                      prudent investment
                      management and
                      preservation of
                      capital.
------------------------------------------------------------------------------------------
 Equity Index         Investment results     Stocks included in the Bankers Trust Company
                      that correspond to the Standard & Poor's 500
                      total return           Composite Stock Price
                      performance of common  Index (the "S&P 500").
                      stocks publicly traded
                      in the U.S.
------------------------------------------------------------------------------------------
 International        Long-term capital      Equity securities of   Morgan Stanley Asset
                      appreciation.          corporations domiciled Management Inc.
                                             outside the U.S.
------------------------------------------------------------------------------------------
 Emerging Markets     Long-term growth of    Common stocks of       Blairlogie Capital
                      capital.               companies domiciled in Management
                                             emerging market
                                             countries.
------------------------------------------------------------------------------------------

The Investment Adviser

We are the investment adviser for the Fund. We and the Fund have retained other portfolio managers, supervised by us, for eleven of the Portfolios.

VARIABLE INVESTMENT OPTION PERFORMANCE

Historical performance information can help you understand how investment performance can affect your investment in the Variable Investment Options. Although the Subaccounts were established January 2, 1996 and have no historical performance prior to that date, each Subaccount will be investing in shares of a Portfolio of the Fund, and the majority of these Portfolios have historical performance data which covers a longer period. Performance data include total returns for each Subaccount, current and effective yields for the Money Market Subaccount, and yields for the other fixed income Subaccounts. Calculations are in accordance with standard formulas prescribed by the SEC which are described in the SAI. Yields do not reflect any charge for premium taxes and/or other taxes; this exclusion may cause yields to show more favorable performance. Total returns may or may not reflect Annual Fees or any charge for premium and/or other taxes; data that do not reflect these charges may show more favorable performance.

The SAI presents some hypothetical performance data. The SAI also presents some performance benchmarks, based on unmanaged market indices, such as the S&P 500, and on "peer groups," which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Subaccount performance.

In addition, we may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability that are produced by rating agencies and organizations.

YOUR FIXED OPTION

The Fixed Option offers you a guaranteed minimum interest rate on the amounts you allocate to this Option. Amounts you allocate to the Fixed Option, and your earnings credited to your Fixed Option Value, are held in our General Account. For more detailed information about the Fixed Option, see THE FIXED OPTION section in this Prospectus.

                           PURCHASING YOUR CONTRACT

HOW TO APPLY FOR YOUR CONTRACT

To purchase a Contract, fill out an Application and submit it along with your initial Purchase Payment to Pacific Life Insurance Company at P.O. Box 100060, Pasadena, California 91189-0060. If your Application and payment are complete when received, or once they have become complete, we will issue your Contract within the next two Business Days. If some information is missing from your Application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Purchase Payment for more than five Business Days without your permission.

If you already own a deferred annuity or a life insurance policy, you may purchase a Contract by exchanging your existing contract. You must submit all contracts to be exchanged when you submit your Application. Call your representative, or call us at 1-800-722-2333, if you are interested in this option.

We reserve the right to reject any Application or Purchase Payment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner for which a Contract will be issued is 85, which is calculated as of his or her age last birthday. If there are Joint and/or Contingent Owners, all must be under the age of 86. If the sole Contract Owner or sole annuitant named in the application for a Contract dies prior to our issuance of a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void; and any premiums we receive, including any proceeds received in connection with an exchange or transfer, will be returned to the applicant/Owner or the applicant/Owner's estate.

MAKING YOUR PURCHASE PAYMENTS

Making Your Initial Payment

Your initial Purchase Payment must be at least $25,000. You may pay this entire amount when you submit your Application, or you may choose our pre-authorized checking plan ("PAC") which allows you to pay in equal monthly installments over one year (at least $2,000 per month). If you choose PAC, you must make your first installment payment when you submit your Application. Further requirements for PAC are discussed in the PAC form.

You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000.

Making Additional Payments

You may choose to invest additional amounts in your Contract at any time. Each additional Purchase Payment must be at least $1,000.

Forms of Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. You may also make additional PAC Purchase Payments via electronic funds transfer. All checks must be drawn on U.S. funds. If you make Purchase Payments by check other than a cashier's check, your withdrawal requests and any refund under the "free look" may be delayed until your check has cleared.

                        HOW YOUR PAYMENTS ARE ALLOCATED

CHOOSING YOUR INVESTMENT OPTIONS

You may allocate your Purchase Payments among the thirteen Subaccounts and the Fixed Option. Allocations of your initial Purchase Payment to the Investment Options you selected will be effective either on your Contract Date or on your Free Look Transfer Date. See WITHDRAWALS: SHORT-TERM CANCELLATION RIGHT ("FREE LOOK"). Each additional Purchase Payment will be allocated to the Investment Options according to your allocation instructions in your Application, or most recent instructions, if any, subject to the terms described in the
WITHDRAWALS: SHORT-TERM CANCELLATION RIGHT ("FREE LOOK") SECTION. We reserve the right, in the future, to require that your allocation to any particular Investment Option meet a certain minimum amount. If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is issued.

INVESTING IN VARIABLE INVESTMENT OPTIONS

Each time you allocate your investment to a Variable Investment Option, your Contract is credited with a number of "Subaccount Units" in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the "Unit Value" of one Unit of that Subaccount.

  Example: You allocate $3,000 to the Government Securities Subaccount. At the end of the Business Day your investment allocation is effective, the value of one Unit in the Government Securities Subaccount is $15. As a result, 200 Units are credited to your Contract for your $3,000.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your investment allocated to the Variable Investment Options may be worth more or less than the original Purchase Payments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio's investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units at or about 4:00 p.m. Eastern time on each Business Day. The SAI contains a detailed discussion of these calculations.

WHEN YOUR INVESTMENT IS EFFECTIVE

The day your investment is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Your initial Purchase Payment is ordinarily effective on the day we issue your Contract. Any additional investment is effective on the day we receive your Purchase Payment in proper form.

TRANSFERS

Once your payments are allocated to the Investment Options you selected, you may transfer your Contract Value from any Investment Option to any other at any time and as often as you like. Transfer requests are normally effective on the Business Day we receive them in proper form. If your contract is issued in a state that requires refund of Purchase Payments under your Free Look Right, transfers may be made only on or after your Free Look Transfer Date. See WITHDRAWALS--SHORT TERM CANCELLATION RIGHT ("FREE LOOK").

No fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 may apply to transfers in excess of 15 in any Contract Year. Transfers under the dollar cost averaging, and earnings sweep options are counted toward your total transfers in a Contract Year. Any such fee would be charged against your Investment Options, including the Fixed Option, proportionately based on your relative Account Value in each immediately after the transfer.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers; these may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than such minimum amount, we may transfer that remaining amount to your other Investment Options in the proportions specified in your current allocation instructions. We also reserve the right (unless otherwise required by law) to limit the size of transfers, to limit the number and frequency of transfers, to restrict transfers, and to suspend transfers. We reserve the right to reject any transfer request.

Exchanges of your Annuity Units in any Subaccount(s) to any other
Subaccount(s) after annuitization are limited to four in any twelve-month period. See RETIREMENT BENEFITS AND OTHER PAYOUTS.

Dollar Cost Averaging

Dollar cost averaging is a method in which investors buy securities in a series of regular purchases instead of in a single purchase. This allows the investor to average the securities' price over time, and may permit a "smoothing" of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option with an Account Value of at least $10,000 to one or more other Investment Options. Detailed information appears in the SAI.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will "rebalance" your investment to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. The Fixed Option is not available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

                         CHARGES, FEES AND DEDUCTIONS

PREMIUM TAXES

Depending on (among other factors) your state of residence, a tax may or may not be imposed on your Purchase Payments at the time your payment is made, at the time of partial or total withdrawal, at the time any death benefit proceeds are paid, at annuitization, or at such other time as taxes may be imposed. Tax rates ranging from 1.0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to payments ("premium taxes") on your behalf, we will impose a similar charge against your Contract Value. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, "premium taxes" include any state or local premium taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of payments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of purchase payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments. Currently, we do not impose any such charges.

ANNUAL FEE

We will charge you an Annual Fee of $40 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value, if your Contract Value is less than $100,000 on that date. The fee is not imposed on amounts you annuitize or on payment of a death benefit. The fee reimburses certain of our costs in administering the Contracts and the Separate Account; we do not intend to realize a profit from this fee or the Administrative Fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options, including the Fixed Option. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract; that is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts.

No Annual Fee is charged on payment of a death benefit or on annuitization.

WAIVERS AND REDUCED CHARGES

We may agree to reduce or waive the Annual Fee, or credit additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

In addition, we may agree to reduce or waive the Annual Fee and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, registered representatives and employees of broker/dealers with a current selling agreement with us and their affiliates, employees of affiliated asset management firms and certain other service providers, and immediate family members of such persons ("Eligible Persons"). We will credit additional amounts to Contracts owned by Eligible Persons if such Contracts are purchased directly through Pacific Mutual Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts. The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. We may also agree to waive minimum Purchase Payment requirements for Eligible Persons.

We will only reduce or waive such charges or credit additional amounts on any Contract where expenses associated with the sale of the Contract and/or costs associated with administering and maintaining the Contact are reduced. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

MORTALITY AND EXPENSE RISK CHARGE

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contracts (the "Risk Charge"). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is "mortality risk." We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called "expense risk."

This Risk Charge is assessed daily at an annual rate of 0.0125 of each Subaccount's assets; this charge may not be increased for the duration of your Contract. Of this amount, 0.0045 is for assuming expense risk, and 0.0080 is for assuming mortality risk.

Risk Charges will stop at annuitization if you select a fixed annuity; Risk Charges will continue after annuitization if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if actual costs exceed the Risk Charge. Any gain will become part of our General Account; we may use it for any reason, including covering sales expenses on the Contracts.

ADMINISTRATIVE FEE

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing Applications and payments, and issuing reports to Contract Owners and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate of 0.0015 of the assets of each Subaccount. This fee is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract.

EXPENSES OF PACIFIC SELECT FUND

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable reimbursements. These fees and expenses may vary. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. The Fund's fees and expenses are described in detail in the Fund's Prospectus and in its SAI.

                     RETIREMENT BENEFITS AND OTHER PAYOUTS

SELECTING YOUR ANNUITANT

When you submit the Application for your Contract, you must choose a sole Annuitant or two Joint Annuitants. The Annuitant(s) will receive annuity payments under your Contract when you annuitize. If you are buying a Qualified Contract, you must be the sole Annuitant or your Primary Joint Annuitant; if you are buying a Non-Qualified Contract you may choose yourself and/or another person. In either case, you may choose a Contingent Annuitant; more information on these options is set out in the SAI. Except in the case of certain Qualified Contracts, you will not be able to add or change a sole or Joint Annuitant after your Contract is issued. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first; however, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. If you have a Non-Qualified Contract and wish to name a Joint Annuitant, your younger Annuitant must be your Primary Annuitant. You may not choose an Annuitant who has (or had) reached his or her 86th birthday at the time your Contract is (or was) issued. This restriction applies to Joint and Contingent Annuitants as well as to a sole Annuitant.

ANNUITIZATION

You may choose both your Annuity Date (or "Annuity Start Date") and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any transaction fee and any applicable charge for premium taxes and/or other taxes, ("the Conversion Amount"), so long as the Conversion Amount you annuitize is at least $5,000 (see APPENDIX A: STATE LAW VARIATIONS). If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any Contract Debt, any applicable charge for premium taxes and/or other taxes, any transaction fee, and any applicable Annual Fee. We will distribute your Net Contract Value, less any applicable charge for premium taxes and/or other taxes, any transaction fee, and any Annual Fee to you in a single sum if the net amount of your Contract Value available to convert to an annuity is less than $5,000 on your Annuity Date. Distributions under your Contract will have tax consequences. You should consult a qualified tax adviser for information on full or partial annuitization.

CHOOSING YOUR ANNUITY DATE ("ANNUITY START DATE")

You should choose your Annuity Date when you submit your Application or we will apply your default Annuity Date to your Contract.

You may change your Annuity Date by notifying us in writing or other form acceptable to us. We must have received your written notice at least 10 Business Days prior to the earlier of your old Annuity Date or your new Annuity Date.

Your Annuity Date cannot be earlier than your first Contract Anniversary and must occur on or before a certain date: If you have a sole Annuitant, your Annuity Date cannot be later than his or her 100th birthday; if you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant's 100th birthday; if you have Joint Annuitants and a Qualified Contract, your Annuity Date cannot be later than your own 100th birthday. Different requirements may apply in some states. See APPENDIX A: STATE LAW VARIATIONS. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant's attained age 59 1/2. See FEDERAL TAX STATUS.

If you annuitize only a portion of your Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a "continuing Contract"). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your "Annuity Date" would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may or may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you call your tax adviser for more information if you are interested in this option.

DEFAULT ANNUITY DATE AND OPTIONS

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your Application, your Annuity Date will be your Annuitant's 100th birthday or your younger Joint Annuitant's 100th birthday, whichever applies (some states' laws may require a different Annuity Date; see APPENDIX
A: STATE LAW VARIATIONS). If you have a Qualified Contract and fail to choose an Annuity Date, your Annuity Date will be April 1 of the calendar year following the year you attain age 70 1/2; if you have already attained age 70 1/2 on the Contract Date, your Annuity Date will be April 1 of the calendar year following your first Contract Anniversary.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any applicable transaction fee and any applicable charge for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $5,000) as follows: the net amount attributed to your Fixed Option Value will be converted into a fixed-dollar annuity and the net amount attributed to your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50% and your spouse will automatically be named your Joint Annuitant.

CHOOSING YOUR ANNUITY OPTION

You make three basic decisions about your annuity payments. First, you must choose whether you want those payments to be a fixed-dollar amount and/or a variable-dollar amount. Second, you must choose the form of annuity payments (see ANNUITY OPTIONS below). Third, you must decide how often you want annuity payments to be made (the "frequency" of the payments). You may not change these selections after annuitization.

Fixed and Variable Annuities

You may choose a fixed annuity (i.e., with fixed-dollar amounts), a variable annuity (i.e., with variable-dollar amounts), or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be held in our General Account.

If you select a variable annuity, you may choose as many Variable Investment Options for your annuity as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI explains in more detail how your Contract converts into a variable annuity.

Annuity Options

Four types of annuity options are currently available under the Contracts, although additional options may become available in the future.

  . Life Only. Periodic payments are made to the designated payee during his or her lifetime. Payments stop when the designated payee dies.

  . Life with Period Certain. Periodic payments are made to the desginated payee during his or her lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only). If the designated payee dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments, if living; otherwise the Owner, if living; otherwise the Owner's estate.

  . Joint and Survivor Life. Periodic payments are made to the Primary Annuitant during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments are made to the secondary Annuitant named in the election if and as long as such secondary Annuitant lives. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the payments made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). Payments stop when both Annuitants have died.

  . Period Certain Only. Periodic payments are made to the designated payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only). If the designated payee dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments, if living; otherwise the Owner, if living; otherwise the Owner's estate.

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), your spouse's consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semi-annually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

YOUR ANNUITY PAYMENTS

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select; this amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on our periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed periodic income factors under the Contract. For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable income factors in our table. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

DEATH BENEFITS

A death benefit may be payable on proof of death before the Annuity Date of the Annuitant or of any Contract Owner while the Contract is in force. The Death Benefit will be paid according to the Death Benefit Proceeds section below.

Death Benefit Proceeds

The proceeds of any death benefit payable will be the amount of the death benefit reduced by any charge for premium taxes and/or other taxes and any Contract Debt. The Death Benefit proceeds will be payable in a single sum upon receipt of proof (in proper form) of death and instructions regarding payment, or, if the recipient chooses, as an annuity, or in accordance with IRS regulations (see DEATH OF OWNER DISTRIBUTION RULES). Any such annuity is subject to all restrictions (including minimum amount requirements) as are other annuities under this Contract; in addition, there may be legal requirements that limit the recipient's Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before electing to receive an annuity.

Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

DEATH OF OWNER DISTRIBUTION RULES

If a Contract Owner of a Non-Qualified Contract dies before the Annuity Date, any death benefit proceeds under this Contract must begin distribution within five years after the Owner's death. In order to satisfy this requirement, the designated recipient must receive a lump sum payment or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner's death. If an election to receive an annuity is not made within 60 days of our receipt of proof in proper form of the Owner's death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner's death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

If the Contract Owner was not an Annuitant but was a Joint Owner and there is a surviving Joint Owner, that surviving Joint Owner is the designated recipient; if no Joint Owner survives but a Contingent Owner is named in the Contract and is living, he or she is the designated recipient, otherwise the designated recipient is the Beneficiary; if no Beneficiary is living, the designated recipient is the Owner's estate. If the Contract Owner was an Annuitant, the designated recipient is the Beneficiary; if no Beneficiary is living, the designated recipient is the Owner's estate. A sole designated recipient who is the Contract Owner's spouse may elect to become the Contract Owner (and sole Annuitant if the deceased Contract Owner had been the Annuitant) and continue the Contract until the earliest of the spouse's death, the death of the Annuitant, or the Annuity Date. A Joint or Contingent Owner who is the designated recipient but not the Contract Owner's spouse may not continue the Contract, but may purchase a new Contract.

If you are a non-individual Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of these Distribution Rules. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner. The amount of the death benefit in this situation will be (a) the Contract Value if the non-individual Owner elects to maintain the Contract and reinvest the Contract Value into the Contract in the same amount as immediately prior to the distribution, or (b) the Contract Value less any Annual Fee, and any withdrawal and/or transaction fee, and/or premium taxes and/or other taxes, if the non-individual Owner elects a cash distribution. The amount of the death benefit will be determined as of the Business Day we receive, in proper form, the request to change the Primary Annuitant and instructions regarding maintaining the Contract or cash distribution.

Death Benefit Amount

The Death Benefit Amount as of any day (prior to your Annuity Date) is equal to the greater of:

  . your aggregate Purchase Payments, less any prior partial withdrawals, including any withdrawal fees, as of that day; or

  .  your Contract Value as of that day.

The Guaranteed Minimum Death Benefit Amount is determined as follows: We look at your Contract as of your fifth Contract Anniversary and as of every fifth subsequent Contract Anniversary prior to your Annuity Date, that is, the 10th, 15th, etc., (each of these Anniversaries is a "Milestone Date"). For each Milestone Date, if your Annuitant was living and had not yet reached his or her 76th birthday as of that date, we calculate what your Death Benefit Amount would have been as of that Milestone Date and adjust this amount by (1) adding the aggregate amount of any Purchase Payments received by us after that Milestone Date and (2) subtracting the aggregate amount of any partial withdrawals, any fees for withdrawals and transfers, any Annual Fees, and any previous charges for premium taxes and/or other taxes effected since that Milestone Date.

The highest of these adjusted amounts, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount. CALCULATIONS OF ANY "GUARANTEED MINIMUM DEATH BENEFIT" ARE ONLY MADE ONCE DEATH BENEFIT PROCEEDS BECOME PAYABLE UNDER YOUR CONTRACT.

The Notice Date is the day on which we receive proof (in proper form) of death and instructions regarding payment of death benefit proceeds.

Death Benefit: Death of the Annuitant

If the Annuitant dies on or before your fifth Contract Anniversary, or if the Annuitant had already reached his or her 76th birthday as of your fifth Contract Anniversary, the death benefit will be equal to your "Death Benefit Amount" as of the "Notice Date."

If the Annuitant dies after your fifth Contract Anniversary and had not yet reached his or her 76th birthday as of your fifth Contract Anniversary, the death benefit will be equal to the greater of:

  .  your Death Benefit Amount as of the Notice Date; or

  .  your "Guaranteed Minimum Death Benefit Amount" as of the Notice Date.

The following procedures apply in the event of death of an Annuitant who is not also a Contract Owner: If your Contract names Joint Annuitants, and only one Joint Annuitant dies, the surviving Joint Annuitant becomes your sole Annuitant and the death benefit is not yet payable. If your sole Annuitant dies (or if no Joint Annuitant survives) and your Contract names a surviving Contingent Annuitant, he or she becomes the sole Annuitant and the death benefit is not yet payable. If there is no surviving Joint or Contingent Annuitant, the death benefit is payable to your Beneficiary, if living. To avoid the possibility of an adverse gift tax situation upon the death of a sole Annuitant with no living Beneficiary, the death benefit will be paid to the Owner or the Owner's spouse.

If both the Owner and the Annuitant die simultaneously the death benefit will be paid to the Beneficiary, if living; if not, to the Owner's estate.

Death Benefit: Death of a Contract Owner

If a Contract Owner who is not the Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to your Net Contract Value as of the Notice Date and will be paid in accordance with the DEATH BENEFIT PROCEEDS section above. The death benefit proceeds will be paid to the Joint Owner, if living; if not, to the Contingent Owner, if living; if not to the Beneficiary, if living; if not, to the Owner's estate. See THE FIXED OPTION--WITHDRAWALS AND TRANSFERS.

If a Contract Owner who is the Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the greater of your Death Benefit Amount or the Guaranteed Minimum Death Benefit Amount as of the Notice Date and will be paid in accordance with the DEATH BENEFIT PROCEEDS section above. The death benefit proceeds will be paid to the Beneficiary if living; if not, to the Owner's estate. Joint and/or Contingent Owners and/or Annuitants will not be considered in determining the recipient of death benefit proceeds.

If both the Contract Owner and the Annuitant(s) are non-individual persons, no death benefit will be payable, and any distribution will be treated as a withdrawal and subject to any applicable annual fee, withdrawal fee, or charge for premium taxes and/or other taxes.

                                  WITHDRAWALS

OPTIONAL WITHDRAWALS

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract, so long as any of your Annuitants is still living. Except as provided below, withdrawals from your Investment Options may be made at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options; if you do not specify Investment Options, your withdrawal will be made from all Investment Options proportionately. Each partial withdrawal, including pre-authorized withdrawals, must be for at least $1,000 ($500 in Texas). If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than any minimum Account Value we may require in the future, we have the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial withdrawal leaves you with a Contract Value of less than $1,000 ($500 in Maryland, New Jersey and Texas), we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section.

Amount Available for Withdrawal

The amount available to you for withdrawal is your Net Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, any withdrawal transaction fee, any charges for premium tax and/or other taxes, and your Contract Debt. The amount we send to you (your "withdrawal proceeds") will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX STATUS.

You assume investment risk on investments in the Subaccounts; as a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Withdrawal Transaction Fees

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal (including preauthorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options, including the Fixed Option, proportionately based on your Account Value in each immediately after the withdrawal.

Pre-Authorized Withdrawals

If your Contract Value is at least $10,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. Each withdrawal must be for at least $1,000. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a 10% penalty tax if you have not reached age 59 1/2. See FEDERAL TAX STATUS. Additional information and options are set out in the SAI and in the Pre-Authorized Withdrawal section of your Application.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to Pacific Life or sign and submit to us a "lost contract affidavit."

Special Restrictions Under Qualified Plans

If your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your (a) separation from service, (b) death, (c) disability as defined in Section 72(m)(7) of the Code, (d) reaching age 59 1/2, or (e) hardship as defined for purposes of Section 401(k) of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results; this additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX STATUS. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult with your tax advisor and/or your Plan Administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Purchase Payments by check and submit a withdrawal request immediately afterwards, the payment of your withdrawal proceeds may be delayed until your check clears.

TAX CONSEQUENCES OF WITHDRAWALS

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. YOU SHOULD CONSULT WITH A TAX ADVISER BEFORE MAKING ANY WITHDRAWAL OR SELECTING THE PRE-AUTHORIZED WITHDRAWAL OPTION. See FEDERAL TAX STATUS.

SHORT-TERM CANCELLATION RIGHT ("FREE LOOK")

You may return your Contract for cancellation and a full refund during your "free look period." Your free look period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. For more information, see APPENDIX A: STATE LAW VARIATIONS. If you return your Contract, it will be canceled and treated as void from your Contract Date. You will then receive a refund as follows:

  .  All of your Purchase Payments allocated to the Fixed Option, and

  . your Variable Account Value as of the end of the Business Day on which we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract fees or charges to pay premium taxes and/or other taxes.

Some states' laws require us to refund your Purchase Payments allocated to the Variable Investment Options instead of your Variable Account Value. If you reside in one of these states, the Purchase Payments you have allocated to any Subaccount will usually be allocated to the Money Market Subaccount during your free look period; however, different rules may apply depending on your state of residence. In such cases, we will transfer your Contract Value in the Money Market Account to your chosen Variable Investment Options at the end of the 15th calendar day after your Contract Date ("your Free Look Transfer Date"). We reserve the right to extend your Free Look Transfer Date by the number of days in excess of ten days that your state of residence allows you to return your Contract to us under the Free Look Provision. Any amounts credited to your Variable Account as a result of any variation in charges, as described in WAIVERS AND REDUCED CHARGES, and any earnings on such amounts, will not be included in the amount refunded to you.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your contract is issued.

                     PACIFIC LIFE AND THE SEPARATE ACCOUNT

PACIFIC LIFE

We are a life insurance company that is domiciled in California. Our operations include both life insurance and annuity products as well as financial and retirement services. As of the end of 1996, we had over $50.8 billion of individual life insurance in force and total admitted assets of approximately $21.2 billion. We have been ranked according to admitted assets as the 22nd largest life insurance carrier in the nation for 1996. Together with our subsidiaries and affiliated enterprises, we have total assets and funds under management of over $136 billion. We are authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. Our principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. As part of the process we have applied for authorization to do business as Pacific Life Insurance Company in all states in which we do business. It may be necessary for us to use forms bearing the name Pacific Mutual Life Insurance Company at some times and places and forms bearing the name Pacific Life Insurance Company at other times and places during the transition period. Any request received in proper order or any transaction made on a form bearing either of these names will be honored.

We are a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our wholly-owned subsidiary, Pacific Mutual Distributors, Inc. ("PMD") (formerly known as Pacific Equities Network), serves as the principal underwriter (distributor) for the Contracts. PMD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PMD enter into selling agreements with broker-dealers, under which such broker-dealers act as agents of us and PMD in the sale of the Contracts.

SEPARATE ACCOUNT A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as a type of investment company called a "unit investment trust."

Obligations arising under your Contract are general corporate obligations of ours. We are also the legal owner of the assets in the Separate Account.

Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account's assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See MORE ON THE FUND'S SHARES in the accompanying Prospectus for the Fund.

                              FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature, and does not consider any applicable state or local tax laws. We do not make any guarantee regarding the tax status, federal, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the Contract as nominee for a natural person. If a contract is not owned or held by a natural person or a nominee for a natural person, the contract generally will not be treated as an "annuity" for tax purposes, meaning that the contract owner will be taxed currently on annual increases in account value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or a nominee for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear under OTHER INFORMATION ABOUT THE FUND in the Fund's Prospectus. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract Owners may direct their investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

TAXES PAYABLE BY CONTRACT OWNERS: GENERAL RULES

THESE GENERAL RULES APPLY TO NON-QUALIFIED CONTRACTS. AS DISCUSSED BELOW, HOWEVER, TAX RULES MAY DIFFER FOR QUALIFIED CONTRACTS AND YOU SHOULD CONSULT A QUALIFIED TAX ADVISER IF YOU ARE PURCHASING A QUALIFIED CONTRACT.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of fees, will be treated first as taxable income, to the extent that your Contract Value exceeds the aggregate of your Purchase Payments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Purchase Payments.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is: (1) made on or after the date you reach age 59 1/2, (2) made by a Beneficiary after your death, (3) attributable to your becoming disabled, or
(4) in the form of level annuity payments under a lifetime annuity.

Taxes Payable on Annuity Payments

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Purchase Payments (as used here, "Purchase Payments" means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Purchase Payments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s).

Should the death of a Contract Owner cause annuity payments to cease before Purchase Payments have been fully recovered, an Annuitant (or in certain cases the Beneficiary) is allowed a deduction on the final tax return for the unrecovered Purchase Payments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Purchase Payments as payments are made. A lump sum payment taken in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Purchase Payments would be subject to income tax. Such a lump sum payment may also be subject to a penalty tax.

If a Contract Owner dies before annuity payments begin, certain minimum distribution requirements apply. If a Contract Owner dies after the Annuity Date, the remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution in effect on the date of death.

Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions.

If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.

In addition, designation of a Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.

Certain transfers of a Contract for less than full consideration, such as a gift, will trigger tax on the investment income in the Contract, and may also trigger tax penalties and, if applicable, gift tax.

QUALIFIED CONTRACTS

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules.

THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS ARE AVAILABLE. WE ARE NOT THE ADMINISTRATOR OF ANY QUALIFIED PLAN. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR OR A QUALIFIED TAX ADVISER.

Individual Retirement Annuities ("IRAs")

Contributions to an IRA are subject to limitations. Because your minimum initial Purchase Payment for a Pacific One Contract is larger than the maximum annual contribution permitted for an IRA, Pacific One Contracts are available as IRAs only through a rollover from an existing Qualified Plan.

In addition, distributions from an IRA are subject to certain restrictions. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of yourself and your Joint Annuitant. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You may rollover funds from an existing Qualified Plan (such as proceeds from existing insurance policies, annuity contracts or securities) into your IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your IRA; to avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to us.

Similar limitations and tax penalties apply to tax sheltered annuities, government plans, and 401(k) and pension and profit-sharing plans.

Tax Sheltered Annuities ("TSAs")

Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees; Purchase Payments made on Contracts purchased for these employees are excludable from the employees' gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties.

Government Plans

Section 457 of the Code permits employees of a state or local government (or of certain other tax-exempt entities) to defer compensation through an eligible government plan. Contributions to a Contract in connection with an eligible government plan are subject to limitations.

401(k) Plans; Pension and Profit-Sharing Plans

Deferred compensation plans may be established by an employer for certain eligible employees under Sections 401(a) and 401(k) of the Code. Contributions to these plans are subject to limitations.

LOANS

Certain Qualified Contract Owners may borrow against their Contracts. If yours is a Qualified Contract issued under Section 401(a), 401(k), 403(a) or 403(b) of the Code and the terms of your Qualified Plan permit, you may request a loan from us, using your Contract Value as your only security.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and, in many cases, unclear. FOR THESE REASONS AND BECAUSE THE RULES VARY DEPENDING ON THE INDIVIDUAL CIRCUMSTANCES OF EACH CONTRACT, WE URGE YOU TO CONSULT WITH A QUALIFIED TAX ADVISER PRIOR TO EFFECTING ANY LOAN TRANSACTION UNDER YOUR CONTRACT.

Interest paid on your loan under a 401(k) plan or 403(b) tax sheltered annuity will be considered "personal interest" under Section 163(h) of the Code, to the extent the loan comes from your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

Loan Procedures

Your loan request must be submitted on our Loan Request Form. You may submit a loan request at any time after your first Contract Anniversary and before your Annuity Date. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will forward proceeds of your loan to you within seven calendar days after the effective date of your loan. A $500 loan administrative fee will be deducted from your loan proceeds.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the "Loan Account". To make this transfer, we will transfer amounts proportionately from your Investment Options, based on your Account Value in each.

As your loan is repaid, a portion, corresponding to the amount of the repayment, of any amount then held as security for your loan will be transferred from the Loan Account back into your Investment Options in accordance with your current allocation instructions.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount must be for at least $1,000, subject to certain state limitations. Your total Contract Debt at the effective date of your loan, may not exceed the lesser of:

  .  50% of your Contract Value, or

  . $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Qualified Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Qualified Plans, the amount you may borrow may be further restricted.

You will be charged interest on your Contract Debt at an annual rate, set at the time of the loan withdrawal, equal to the higher of (a) Moody's Corporate Bond Yield Average-Monthly Average Corporates (the "Moody's Rate"), as published by Moody's Investors Service, Inc., or its successor, for the calendar month immediately preceding the calendar quarter in which the loan is effective, or (b) 5%. In the event that the Moody's Rate is no longer available, we may substitute a substantially similar average rate, subject to compliance with applicable state regulations. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate that is two percentage points lower than the annual rate of interest charged on your Contract Debt. Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan; earnings on the amount held in the Loan Account to secure your loan accrue daily beginning on the following day, and those earnings will be transferred once a year to your Investment Options in accordance with your current allocation instructions.

Repayment Terms

Your loan, including principal and accrued interest, must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan. Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Normally, the term of a loan will be five years from the effective date of the loan; however, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your loan at any time; if you prepay your entire outstanding principal, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Any loan repayment in excess of the amount then due will be refunded to you to the extent allowed by law, unless such amount is sufficient to pay the balance of your loan. Repayment less than the loan amount then due will be returned to you unless otherwise required by law. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Purchase Payments unless you specifically indicate that your payment is a loan repayment.

If a loan repayment is not made when due, interest will continue to accrue and we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the "grace period") to make the required repayment. If the required repayment is not received by the end of the grace period, the defaulted loan balance plus accrued interest will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest will be considered a Deemed Distribution and will be withdrawn when such values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding and the federal early withdrawal penalty tax.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of loan principal will be withdrawn from the Loan Account. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Accumulated Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be counted as a withdrawal for purposes of calculating any Guaranteed Minimum Death Benefit.

We may change the loan provisions of your Contract to reflect changes in the Code or interpretations thereof.

WITHHOLDING

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your Application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-2333 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10% unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another Qualified Plan or an IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

IMPACT OF FEDERAL INCOME TAXES

In general, if you expect to accumulate savings over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by us while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your investment in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

TAXES ON PACIFIC LIFE

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes) but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Purchase Payments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

                            ADDITIONAL INFORMATION

VOTING RIGHTS

We are the legal owner of the shares of the Pacific Select Fund Portfolios held by the Subaccounts, and consequently have the right to vote on any matter voted on at Fund shareholders' meetings. However, our interpretation of applicable law requires us to vote the shares attributable to your Variable Account Value ("your voting interest") in accordance with your directions.

We will pass shareholder proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders' meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we hold shares of a Portfolio in our General Account, and/or any of our non-insurance subsidiaries hold shares of a Portfolio, such shares will be voted in the same proportion as other votes cast by all of our separate accounts in the aggregate, including Separate Account A.

We may elect, in the future, to vote shares of Pacific Select Fund Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to (a) your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by (b) the net asset value per share of that Portfolio. Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity. The number of shares that form the basis for your voting interest will be determined as described above, but will decrease throughout the payout period.

CHANGES TO YOUR CONTRACT

Contract Owner(s) and Contingent Owner

You may change your Non-Qualified Contract at any time prior to your Annuity Date to name a different Contract Owner or to add a Joint Owner, or to add or change a Contingent Owner; if yours is a Qualified Contract, you must be the only Contract Owner, but you may still add or change a Contingent Owner. Your Contract cannot name more than two Contract Owners (Joint Owners) and one Contingent Owner at any time. Joint ownership is in the form of a joint tenancy. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under jointly owned Contracts require authorization from both Contract Owners. Transfer of Contract ownership may involve federal income tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to joint Contract ownership is considered a transfer of ownership.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See SELECTING YOUR ANNUITANT. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is a person(s) who may receive death benefits under your Contract. You may change your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant. If you have named your Beneficiary irrevocably, you will need to obtain the Beneficiary's consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries; for example, if your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, your spouse must either be your Beneficiary or consent to your naming a different Beneficiary. If you leave no surviving Beneficiary, your estate will receive any death benefit proceeds under your Contract.

CHANGES TO ALL CONTRACTS

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Fund Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to replace shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of another investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A, and any new Subaccounts may invest in Portfolios of the Fund or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify Contract Owners, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

  .  cease offering any Subaccount

  .  combine Subaccounts

  .  delete or substitute Subaccounts

  . combine Separate Account A or part of it with another separate account of Pacific Life or any of our affiliates

  . transfer Separate Account A assets attributable to the Contracts to another of our separate accounts

  .  deregister the Separate Account under the 1940 Act

  . operate Separate Account A as a management investment company under the 1940 Act or another form permitted by law

  . establish a committee, board or other group to manage aspects of the Separate Account's operations

  . make any changes required by the 1940 Act or other federal securities laws

  . make any changes necessary to maintain the status of the Contracts as annuities under the Code

  . make other changes required under federal or state law relating to annuities

  .  suspend or discontinue sale of the Contracts.

INVESTOR INQUIRIES AND SUBMITTING FORMS AND REQUESTS

You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

If you are submitting a purchase or other payment by mail, please send it, along with your Application if you are submitting one, to:

  Pacific Life Insurance Company
  P.O. Box 100060
  Pasadena, California 91189-0060

Please send your other forms and written requests or questions to:

  Pacific Life Insurance Company
  P.O. Box 7187
  Pasadena, California 91109-7187

If you are using an overnight delivery service to send payments, please send them to:

  Pacific Life Insurance Company
  c/o FCNPC
  1111 South Arroyo Parkway, First Floor
  Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. We "receive" this information only when it arrives, in good form, at the correct mailing address set out above. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.

Purchase Payments after your initial Purchase Payment, loan requests, loan repayments, transfer requests, and withdrawal requests we receive before 4:00 p.m. Eastern time (or the close of the New York Stock Exchange, if earlier) will normally be effective on the same Business Day that we receive them in "proper form", unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in "proper form" unless the transaction or event is scheduled to occur on another day. "Proper form" may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that the Owner's signature may have changed over time; an executive application or confirmation of application, as applicable, in proper form is not received by us; or, due to other circumstances. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to Pacific Life. You should call your registered representative or Pacific Life if you have questions regarding the required form of a request.

TELEPHONE TRANSACTIONS

After your "free look" period, you may make transfer requests by telephone if you have authorized telephone requests (a "telephone authorization"). A telephone authorization for a jointly owned Contract must be approved by both Joint Owners. We cannot guarantee that you will always be able to reach us to complete a telephone transaction; for example, all telephone lines may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing. Transaction instructions we receive by telephone before 4:00 p.m. Eastern time (1:00 p.m. Pacific time), (or the close of the New York Stock Exchange, if earlier), on any Business Day will normally be effective on that day, and we will send you written confirmation of each telephone transfer.

We have established procedures reasonably designed to confirm that instructions communicated by telephone are genuine. These procedures may require any person requesting a telephone transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone. When you make a written request for a telephone authorization, you authorize us to accept and to act upon instructions received by telephone with respect to your Contract, and you agree that, as long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys' fees) in connection with requests that are effected in accordance with your telephone authorization and that we believe to be genuine. This policy means that you will bear the risk of loss arising out of your telephone transaction privileges.

TIMING OF PAYMENTS AND TRANSACTIONS

For withdrawals from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your withdrawal request is effective or after the Notice Date, as the case may be. Similarly, we will normally effect transfers from the

Variable Investment Options or exchanges of Subaccount Annuity Units, within seven calendar days after your transfer or exchange request is effective. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain abnormal circumstances. These include a closing of the New York Stock Exchange other than on a regular holiday or weekend, a trading restriction imposed by the SEC, or an emergency declared by the SEC. For withdrawals from the Fixed Option, death benefit payments attributable to Fixed Option Value, or fixed periodic annuity payments, payment of proceeds may be delayed for up to six
(6) months (thirty days in West Virginia) after the request is effective. Similar delays may apply to transfers from the Fixed Option and to loans. (See THE FIXED OPTION for more details.)

CONFIRMATIONS, STATEMENTS AND OTHER REPORTS TO CONTRACT OWNERS

Confirmations will be sent out for unscheduled purchase payments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under the Fixed Option, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction you believe to be erroneous appeared. When you write, tell us your name, contract number and description of the suspected error. You will also be sent an annual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act.

SALES COMMISSIONS

We pay sales commissions directly to broker-dealers and other expenses associated with promotion and sales of the Contracts. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. Broker-dealers may receive aggregate commissions of up to 1.25% of your aggregate Purchase Payments. Certain sellers of Contracts will be paid a persistency trail commission which will take into account, among other things, the length of time Purchase Payments have been held under a Contract, and Account Values. A trail commission is not anticipated to exceed 1.00%, on an annual basis, of the Account Value considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars, and merchandise.

FINANCIAL STATEMENTS

Audited Financial Statements of the Separate Account A as of December 31, 1996 and for each of the two years then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of the Separate Account A dated December 31, 1996. Pacific Mutual Life's audited consolidated financial statements as of December 31, 1996 and 1995, and for the three years ended December 31, 1996, are contained in the SAI.

                               THE FIXED OPTION

GENERAL INFORMATION

All amounts allocated to the Fixed Option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk; you will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the Fixed Option under the Contract are not registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. An interest you have in the Fixed Option is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to the Fixed Option. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GUARANTEE TERMS

When you allocate any portion of your Purchase Payments or Contract Value to our General Account under the Fixed Option, we guarantee you an interest rate (a "Guaranteed Interest Rate") for a specified period of time (a "Guarantee Term") of up to one year. Guaranteed Interest Rates may be reset periodically; your allocation will receive the Guaranteed Interest Rate in effect on the effective date of your allocation. The Guaranteed Interest Rate on your Fixed Option Value will never be less than an annual rate of 3%. Each allocation (or rollover) you make to the Fixed Option receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of that Contract Year or, if earlier, on your Annuity Date.

  Example: Your Contract Anniversary is January 31. On January 31 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Until January 31, year 1, your first $1,000 earns 5% interest and your second $500 earns 6% interest. On January 31, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

All Guaranteed Interest Rates will be expressed as annual rates, and interest will accrue daily. At the end of each Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) with a new Guaranteed Interest Rate or Rate(s), unless you instruct us otherwise.

WITHDRAWALS AND TRANSFERS

You may withdraw amounts from your Fixed Option Value, or transfer amounts from your Fixed Option Value to one or more Variable Investment Options, at any time on or prior to the Annuity Date; however, if you reside in a state that requires refund of purchase payments under the Free Look Right, transfers may only be made on or after your Free Look Transfer Date.

Payments or transfers from the Fixed Option may be delayed, as described under ADDITIONAL INFORMATION--Timing of Payments; any amount delayed will, so long as it is held under the Fixed Option, continue to earn interest at the Guaranteed Interest Rate then in effect until the Guarantee Term in effect has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
                                                                            ----
PERFORMANCE................................................................   1
  Total Returns............................................................   1
  Yields...................................................................   2
  Performance Comparisons and Benchmarks...................................   2
  Separate Account Performance.............................................   4
DISTRIBUTION OF THE CONTRACTS..............................................   7
  Pacific Mutual Distributors, Inc. .......................................   7
THE CONTRACTS AND THE SEPARATE ACCOUNT.....................................   8
  Calculating Subaccount Unit Values.......................................   8
  Variable Annuity Payment Amounts.........................................   8
  Corresponding Dates......................................................  10
  Age and Sex of Annuitant.................................................  11
  Systematic Transfer Programs.............................................  11
  Pre-Authorized Withdrawals...............................................  13
  Death Benefit............................................................  13
  Joint Annuitants on Qualified Contracts..................................  13
  1035 Exchanges...........................................................  14
  Safekeeping of Assets....................................................  14
  Dividends................................................................  14
FINANCIAL STATEMENTS.......................................................  14

                                  APPENDIX A:

                             STATE LAW VARIATIONS

Issue Date--The term "Issue Date" shall be substituted for the term "Contract Date" for Contracts issued to residents of the Commonwealth of Massachusetts.

SHORT-TERM CANCELLATION RIGHT ("FREE-LOOK") ("RIGHT TO CANCEL")

VARIATIONS TO THE LENGTH OF THE FREE-LOOK PERIOD. In most states, the Free-Look period is a 10-day period beginning on the day you receive your Contract. If you reside in one of the following states on your Contract Date, the Free-Look period is as specified below:

              Colorado (15 days)
              Idaho (20 days)
              North Dakota (20 days)

If you reside in California and are age 60 or older on your Contract Date, the Free Look period is 30 days.

There may be extended Free Look periods in some states for replacement business. Please consult with your registered representative if you have any questions regarding your state's Free Look period.

STATES THAT REQUIRE US TO REFUND YOUR PURCHASE PAYMENTS ALLOCATED TO THE VARIABLE INVESTMENT OPTIONS INSTEAD OF YOUR VARIABLE ACCOUNT VALUE. If you reside in one of the following states on your Contract Date and you exercise your Free Look right and return your Contract to us within 10 days of your receipt of your Contract (unless specified otherwise below), we will refund at least your aggregate Purchase Payments under your Contract that we received:

           Georgia          Oklahoma
           Idaho (20 days)  South Carolina
           Michigan         Utah
           Missouri         Washington
           Nebraska         West Virginia
           North Carolina

ANNUITIZATION: In New Jersey, the Conversion Amount you apply to an Annuity Option must result in an initial annuity payment of at least $250. We will reduce your payment frequency if the first annuity payment is less than $250.

To receive a current copy of the Pacific One Statement of Additional Information without charge call (800) 722-2333, or complete the following and send it to:

Pacific Life Insurance Company
Variable Annuities
Post Office Box 7187
Pasadena, CA 91109-7187

Name _________________________
Address ______________________
City _________________________State __________________ Zip __________




PH02/53003.29                                                   [BAR CODE LOGO]
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                             [LOGO OF PACIFIC ONE]



               Issued By:                        Principal Underwriter:


     Pacific Life Insurance Company         Pacific Mutual Distributors, Inc.
        700 Newport Center Drive                    Member: NASD/SIPC
             P.O. Box 9000                      700 Newport Center Drive
    Newport Beach, California 92660                   P.O. Box 9000
                                             Newport Beach, California 92660

Prospectus dated May 1, 1997 as supplemented September 2, 1997

                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1997
                       AS SUPPLEMENTED SEPTEMBER 2, 1997

                                  PACIFIC ONE

                              SEPARATE ACCOUNT A

                               ----------------

Pacific One (the "Contract") is a variable annuity contract issued by Pacific Life Insurance Company ("Pacific Life").

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated May 1, 1997 as supplemented September 2, 1997, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI.

                               ----------------

                        Pacific Life Insurance Company
                        Mailing Address: P.O. Box 7187
                        Pasadena, California 91109-7187

                                1-800-722-2333

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
PERFORMANCE................................................................   1
  Total Returns............................................................   1
  Yields...................................................................   2
  Performance Comparisons and Benchmarks...................................   2
  Separate Account Performance.............................................   4
DISTRIBUTION OF THE CONTRACTS..............................................   7
  Pacific Mutual Distributors, Inc. .......................................   7
THE CONTRACTS AND THE SEPARATE ACCOUNT.....................................   8
  Calculating Subaccount Unit Values.......................................   8
  Variable Annuity Payment Amounts.........................................   8
  Corresponding Dates......................................................  10
  Age and Sex of Annuitant.................................................  11
  Systematic Transfer Programs.............................................  11
  Pre-Authorized Withdrawals...............................................  13
  Death Benefit............................................................  13
  Joint Annuitants on Qualified Contracts..................................  13
  1035 Exchanges...........................................................  14
  Safekeeping of Assets....................................................  14
  Dividends................................................................  14
FINANCIAL STATEMENTS.......................................................  14

                                  PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. QUOTED RESULTS ARE NEITHER AN ESTIMATE NOR A GUARANTY OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY ANY PARTICULAR CONTRACT OWNER.

TOTAL RETURNS

A Subaccount may advertise its "average annual total return" over various periods of time. "Total return" represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a Subaccount's average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the "initial payment") and we compute the ending redeemable value ("redeemable value") of that initial payment at the end of the measuring period. The redeemable value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the mortality and expense risk charge and the asset-based Administrative Fee, but does not reflect any charges for applicable premium taxes. The Annual Fee is also taken into account, assuming an average Contract Value of $80,000. The redeemable value is then divided by the initial payment and this quotient is taken to the Nth root (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

                          T = (ERV/P)(/365//N)-1

 where T    =  average annual total return
       ERV  =  ending redeemable value
       P    =  hypothetical initial payment of $1,000
       N    =  number of days

Average annual total return figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount's operations, or on a year-by-year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Subaccount's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use "aggregate" total return figures along with its "average annual" total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the Annual Fee.

YIELDS

Money Market Subaccount

The "yield" (also called "current yield") of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount's Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The "effective yield" of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return +1) (To the power of 365/7)] - 1

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes, but do reflect a deduction for the Annual Fee, assuming an average Contract Value of $80,000.

Other Subaccounts

"Yield" of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semi-annual compounding:

      YIELD = 2[(a-b + 1)/6/ - 1]
                 ---
                 cd

 where: a    =  net investment income earned during the period by the Portfolio attributable to the Subaccount.
        b    =  expenses accrued for the period (net of reimbursements).
        c    =  the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
        d    =  the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the mortality and expense risk charge, the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $80,000), but does not reflect any charge for applicable premium taxes and/or other taxes.

The Subaccounts' yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount's performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

PERFORMANCE COMPARISONS AND BENCHMARKS

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the

Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research and Data Service ("VARDS(R)") or Morningstar, Inc. ("Morningstar"), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS(R) rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS(R) rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS(R) prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron's, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount's performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. These benchmarks may include the following: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), an unmanaged weighted index of 500 companies that represent approximately 80% of the market capitalization of the United States equity markets; (2) the Consumer Price Index ("CPI"), published by the U.S. Bureau of Labor Statistics, a statistical measure of change, over time, in the prices of goods and services in major expenditure groups and generally considered to be a measure of inflation; (3) the Dow Jones Industrial Average ("DJIA"); (4) the Donoghue Money Market Institutional Averages; (5) the Lehman Brothers Government Corporate Index;
(6) the Lehman Brothers Government Bond Index; (7) the Salomon Brothers High Yield Bond Indexes; and (8) the Morgan Stanley Capital International's EAFE Index. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indexes generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

SEPARATE ACCOUNT PERFORMANCE

The following table presents the annualized total return for each Variable Account, for the period from each such Variable Account's commencement of operations through December 31, 1996. The table is based on a Contract for which the average initial premium is approximately $80,000 and reflects deduction for all contractual expenses.

 THE RESULTS SHOWN IN THIS SECTION ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE
                            INVESTMENT PERFORMANCE.

        ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1996
                   ALL NUMBERS ARE EXPRESSED AS A PERCENTAGE

                                                                         SINCE
VARIABLE ACCOUNTS                                                      INCEPTION
-----------------                                                      ---------
Money Market 1/2/96*..................................................    3.51
High Yield Bond 1/2/96*...............................................    9.57
Managed Bond 1/2/96*..................................................    2.70
Government Securities 1/2/96*.........................................    1.39
Aggressive Equity 4/17/96*............................................    7.65
Growth LT 1/2/96*.....................................................   16.09
Equity Income 1/2/96*.................................................   16.52
Multi-Strategy 1/2/96*................................................   10.28
Equity 1/2/96*........................................................   25.93
Bond and Income 1/2/96*...............................................   (2.14)
Equity Index 1/2/96*..................................................   19.64
International 1/2/96*.................................................   18.38
Emerging Markets 4/17/96*.............................................   (5.28)

--------
*  Date Variable Account commenced operations.

In order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Portfolios.

The Separate Account commenced operations as of January 2, 1996. Therefore, no historical performance data exists for the Subaccounts prior to that date. The following tables represent what the performance of the Subaccounts would have been, if the Subaccounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio's (or predecessor series') inception or for the indicated period. Nine of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988 (January 30, 1991 in the case of the Equity Index Portfolio, January 4, 1994 in the case of the Growth LT Portfolio and April 1, 1996 in the case of the Aggressive Equity Portfolio and Emerging Markets Portfolio). Historical performance information for each of the Equity Portfolio and the Bond and Income Portfolio is based in part on the performance of that Portfolio's predecessor; each predecessor series was a series of Pacific Corinthian Variable Fund and began its first full year of operations January 1, 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the Subaccounts had not commenced operations until January 2, 1996 or later, as indicated in the chart above, and because the Contracts were not available during this period, THESE ARE NOT ACTUAL PERFORMANCE NUMBERS FOR THE SUBACCOUNTS OR FOR THE CONTACT. These are hypothetical total return numbers that represent the actual performance of the Portfolios, adjusted for the fees and charges applicable to the Contract. Any charge for premium taxes and/or other taxes are not reflected in these data, and reflection of the Annual Fee assumes an average Contract size of $80,000. The information presented also includes data representing unmanaged market indices.

 THE RESULTS SHOWN IN THIS SECTION ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE
                            INVESTMENT PERFORMANCE.

        ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1996
                   ALL NUMBERS ARE EXPRESSED AS A PERCENTAGE

                                                                         SINCE
VARIABLE ACCOUNTS                   1 YEAR  3 YEARS* 5 YEARS* 10 YEARS INCEPTION*
-----------------                   ------  -------- -------- -------- ----------
Money Market.......................  3.55     3.29     2.53               3.88
High Yield Bond....................  9.70     8.37    11.65               9.76
Managed Bond.......................  2.75     4.36     6.04               7.89
Government Securities..............  1.45     3.58     5.18               7.23
Aggressive Equity**................                                       6.67
Growth LT.......................... 16.17                                20.54
Equity Income...................... 17.71    14.54    10.74              11.57
Multi-Strategy..................... 10.94     9.98     8.32               9.56
Equity............................. 26.24    13.83    12.08    11.53     13.18
Bond and Income.................... (2.24)    5.18     7.88     7.85     10.63
Equity Index....................... 20.60    17.51    13.02              14.89
International...................... 20.14     9.91     8.68               7.74
Emerging Markets**.................                                      (4.31)
MAJOR INDICES
-------------
EAFE...............................  6.04     8.32     8.15     8.42
First Boston High Yield Bond....... 12.42     9.33    12.63    11.48
LB Aggregate.......................  3.61     6.02     7.03     8.47
LBG/Bond...........................  2.77     5.53     6.87     8.13
LBG/C Bond.........................  2.91     5.79     7.18     8.38
LBG/C LT Bond......................  0.13     6.52     8.79     9.44
Russell 2500....................... 19.03    15.76    16.00    13.87
MSCI Emerging Markets Free......... (0.20)   (2.34)   12.65
S&P 500............................ 22.96    19.68    15.22    15.29

--------
* The performance of the Equity Income, Multi-Strategy and International Variable Accounts for a portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management, Inc. became the Portfolio Manager of the Equity Income and Multi-Strategy Portfolios and Templeton Investment Counsel, Inc. became the Portfolio Manager of the International Portfolio; prior to January 1, 1994, some of the investment policies of the Equity Income Portfolio and the investment objective of the Multi-Strategy Portfolio differed.
** Returns for the Aggressive Equity and Emerging Markets Variable Accounts are total returns from April 1, 1996.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current basis. The chart shows accumulations on an initial Purchase Payment or investment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 36%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Mortality and Expense Risk Charge (equal to an annual rate of 1.25% of average daily account value), the Administrative Fee (equal to an annual rate of 0.15% of average daily account value) and the Annual Fee (equal to $40 per year if your Net Contract Value is less than $100,000), any charge for premium taxes and/or other taxes, or the expenses of an underlying investment vehicle, such as the Fund. In addition, these values assume that the Contract Owner does not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 36% rate on the amount in excess of the Purchase Payment or investment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different taxpayers from that illustrated and withdrawals by Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

                             POWER OF TAX DEFERRAL

   $10,000 investment at annual rates of 0.00%, 4.00% and 8.00%, taxed @ 36%

                              Taxable       Tax-Deferred
                             Investment     Investment
                             ----------     ------------
19 Years
  0%                         $10,000.00     $10,000.00
  4%                         $12,875.97     $13,073.56
  8%                         $16,476.07     $17,417.12

20 Years
  0%                         $10,000.00     $10,000.00
  4%                         $16,579.07     $17,623.19
  8%                         $27,146.07     $33,430.13

30 Years
  0%                         $10,000.00     $10,000.00
  4%                         $21,347.17     $24,357.74
  8%                         $44,726.05     $68,001.00

                         DISTRIBUTION OF THE CONTRACTS

PACIFIC MUTUAL DISTRIBUTORS, INC.

Pacific Mutual Distributors, Inc. ("PMD"), an indirect wholly-owned subsidiary of ours, acts as the principal underwriter (distributor) of the Contracts and offers the Contracts on a continuous basis. PMD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). We pay PMD for acting as principal underwriter under a Distribution Agreement.

The aggregate amount of underwriting commissions paid to PMD for 1996 with regard to this Contract was $465,303, of which $0 was retained. We and PMD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts.

                    THE CONTRACTS AND THE SEPARATE ACCOUNT

CALCULATING SUBACCOUNT UNIT VALUES

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at or about 4:00 p.m. Eastern Time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

                                      Y x Z

where
   (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

   (Z) = the Net Investment Factor for that Subaccount for the period (a "valuation period") between that Business Day and the immediately preceding Business Day.

The "Net Investment Factor" for a Subaccount for any valuation period is equal to:

                                    (A/B)-C

where (A) = the "per share value of the assets" of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

where       (a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

            (b) = the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and

            (c) = any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount of Contract, and/or any taxes attributable directly or indirectly, to Purchase Payments;

      (B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

      (C) = a factor that assesses against the Subaccount assets for each calendar day in the valuation period, the charge for mortality and expense risks at a rate that is equal on an annual basis to an annual factor expressed as a decimal (where 1.0 equals 100%) of
            0.0125 and the Administrative Charge at a rate that is equal on an annual basis to an annual factor of 0.0015 (see Charges, Fees and Deductions).

As explained in the Prospectus, the Annual Fee, if applicable, is assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

VARIABLE ANNUITY PAYMENT AMOUNTS

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Contract Value, proportionately relative to your Account Value in each Subaccount and in the Fixed Option in an amount equal to the aggregate amount of the charges. The remaining amount of your available Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value less any applicable Annual Fee and charge for premium taxes and/or other taxes.

Second: The First Variable Payment

We begin by referring to your Contract's Option Table for your Annuity Option (the "Annuity Option Table"). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant's age (and, in certain cases, sex) and assumes a 5% investment return, as described in more detail below.

  Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributed to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the "Subaccount Annuity Unit Value") as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made, (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first,) but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount's Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the mortality and expense risk charge at a rate equal on an annual basis to the annual factor expressed as a decimal (where 1.0 equals 100%) of 0.0125 and the Administrative Fee at a rate equal on an annual basis to the annual rate of
0.0015. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Unit Values to correct for the Option Table's implicit assumption of a 5% annual investment return on amounts applied but not yet used to furnish annuity benefits.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, your Annuitant(s) may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after you annuitize. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following annuitization will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the "Assumed Investment Return" Factor

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant's age, and, in some cases, the Annuitant's sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 5% each year during the payout of your annuity; this 5% is referred to as an "assumed investment return."

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds its mortality and expense risk charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment factor.

  Example: Assume the net investment performance of a Subaccount is at a rate of 5.00% per year (after deduction of the 1.25% Mortality and Expense Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year (6.40% minus the mortality and expense risk charge at the annual rate of 1.25% and minus the Administrative Fee at the annual rate of .15% equals 5.00%), but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value: 1.05 = 1; 1- 1 = 0; 0 * 100% = 0%
               ----
               1.05

If the net investment performance of a Subaccount assets is at a rate less than 6.40% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

  Example: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 1.25% Mortality and Expense Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for
  that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year.
  The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value: 1.026 = .9771; .9771-1 = -0.0229; -0.229 * 100% = -2.29%
                       -----
                       1.05

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

CORRESPONDING DATES

If any transaction or event under your Contract is scheduled to occur on a "corresponding date" that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following date. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

  Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

  Example: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

AGE AND SEX OF ANNUITANT

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity purchase rates in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states' regulations prohibit sex-distinct annuity purchase rates, and Contracts issued in those states will use unisex rates. In addition, Contracts issued in connection with Qualified Plans are required to use unisex rates.

We may require proof of your Annuitant's age and sex before commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, the amount payable will be corrected to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant's correct age and sex. If the correction is effected after annuity payments have commenced, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct sex and/or date of birth.

SYSTEMATIC TRANSFER PROGRAMS

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in good form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your Application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semi-annual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your "source account"). You may choose any one Variable Investment Option or the Fixed Option as your source account. The Account Value of your source account must be at least $10,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semi-annual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, the first transfer must be at least $250. Dollar cost averaging transfers are subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Investment Option(s) you wish to transfer amounts to (your "target account(s)"). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of (i) your request to stop dollar cost averaging is effective, or, (ii) your source Account Value is zero, or (iii) you annuitize. If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. You may not use dollar cost averaging and the earnings sweep at the same time. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount. Over time, the variations in each Subaccount's investment results will shift this balance of your Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in good form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your Application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the Earnings attributable to a specified Investment Option (the "sweep option") to one or more other Investment Options (your "target option(s)"). If you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $10,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semi-annually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated Earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option Earnings from the preceding month; if you select a semi-annual earnings sweep, we will transfer the sweep option Earnings accumulated over the preceding six months. Earnings sweep transfers are subject to the same requirements and limitations as other transfers. For the purpose of determining Earnings, transfers, withdrawals, and any applicable annual fees, transaction fees, and charges for premium taxes and/or other taxes imposed on your sweep option will first be attributed to that sweep option's earnings on a last in, first out basis, and then to amounts allocated or transferred to that sweep option.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in good form. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your Application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If you are using the earnings sweep, you may also use portfolio rebalancing only if you select the Fixed Option as your sweep option. You may not use the earnings sweep and dollar cost averaging at the same time. If, as a result of an earnings sweep transfer, your source account value falls below any minimum account value we may establish, we have the right, at our option, to transfer that remaining account value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

PRE-AUTHORIZED WITHDRAWALS

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options; if you do not give us these specific directions, amounts will be deducted proportionately from your Account Value in each Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in good form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. You may specify a date for the first withdrawal, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first pre-authorized withdrawal will be delayed one month, and if you request the pre-authorized withdrawals on your application but do not specify a date for the first withdrawal, it will occur one period after your Contract Date.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Each pre-authorized withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a 10% tax penalty.

DEATH BENEFIT

Any death benefit payable will be calculated as of the date we receive proof (in proper form) of the Annuitant's death (or, if applicable, the Contract Owner's death) and instructions regarding payment; any claim of a death benefit must be made in writing and in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date. If yours is a Qualified Contract, your Contingent Annuitant or Contingent Owner must be your spouse.

JOINT ANNUITANTS ON QUALIFIED CONTRACTS

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA") and you change your marital status after your Contract Date, you may be permitted to add a Joint Annuitant on your Annuity Date and to change your Joint Annuitant. Generally speaking, you may be permitted to add a new spouse as a Joint Annuitant, and you may be permitted to remove a Joint Annuitant who is no longer your spouse. You may call us for more information.

1035 EXCHANGES

You may make your initial Purchase Payment through an exchange of an existing annuity contract. To exchange, you must complete a 1035 Exchange form, which is available by calling your representative or by calling 1-800-722-2333, and mail the form along with the annuity contract you are exchanging (plus your completed application if you are making an initial Purchase Payment) to us.

In general terms, Section 1035 of the Code provides that you recognize no gain or loss when you exchange one annuity contract solely for another annuity contract. However, transactions under Section 1035 may be subject to special rules and may require special procedures and recordkeeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 Exchange.

SAFEKEEPING OF ASSETS

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our general account and our other separate accounts.

DIVIDENDS

The current dividend scale is zero and we do not anticipate that dividends will be paid. If any dividend is paid, you may elect to receive the dividend in cash or to add the dividend to your Contract Value. If you make no election, the dividend will be added to your Contract Value. We will allocate any dividend to Contract Value in accordance with your most recent allocation instructions, unless instructed. You should consult with your tax adviser before making an election.

                             FINANCIAL STATEMENTS

Audited financial statements of the Separate Account A as of December 31, 1996 and for the year then ended are incorporated by reference in this SAI from the Annual Report of the Separate Account dated as of December 31, 1996. Pacific Mutual Life's audited consolidated financial statements as of December 31, 1996 and 1995 and for the three years ended December 31, 1996 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Mutual Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate account.

The consolidated financial statements of Pacific Mutual Life as of December 31, 1996 and 1995 and for the three years ended December 31, 1996 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

    INDEPENDENT AUDITORS' REPORT
    ----------------------------

    Pacific Mutual Life Insurance Company and Subsidiaries:

    We have audited the accompanying consolidated statements of financial position of Pacific Mutual Life Insurance Company and subsidiaries (the "Company") as of December 31, 1996 and 1995, and the related consolidated statements of operations and equity and cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Mutual Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

    As discussed in Note 1 to the consolidated financial statements, the Company has adopted all applicable generally accepted accounting principles relating to mutual life insurance companies for all periods presented.


    DELOITTE & TOUCHE LLP

    Costa Mesa, California
    February 22, 1997

             Pacific Mutual Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

                                                               December 31,
                                                              1996      1995
-------------------------------------------------------------------------------
                                                               (In Millions)
ASSETS
Investments:
  Securities available for sale at fair value:
    Fixed maturity securities                               $12,193.8 $11,359.2
    Equity securities                                           260.8     218.5
  Short-term investments                                         66.1     103.3
  Mortgage loans                                              1,477.3   1,346.2
  Real estate                                                   280.0     288.6
  Policy loans                                                3,131.8   2,793.3
  Other investments                                             208.0     214.6
-------------------------------------------------------------------------------
TOTAL INVESTMENTS                                            17,617.8  16,323.7
Cash and cash equivalents                                       109.0     286.1
Deferred policy acquisition costs                               531.5     391.1
Accrued investment income                                       202.5     198.8
Other assets                                                    462.4     416.5
Separate account assets                                       8,142.1   5,686.9
-------------------------------------------------------------------------------
TOTAL ASSETS                                                $27,065.3 $23,303.1
===============================================================================
LIABILITIES AND EQUITY
Liabilities:
  Universal life, annuity and other investment contract de-
   posits                                                   $13,877.4 $12,719.4
  Future policy benefits                                      2,442.0   2,378.9
  Policyholders' dividends payable                               64.5      65.3
  Borrowings                                                    120.5      83.0
  Surplus notes                                                 149.6     149.6
  Other liabilities                                             572.0     586.6
  Separate account liabilities                                8,142.1   5,686.9
-------------------------------------------------------------------------------
Total Liabilities                                            25,368.1  21,669.7
-------------------------------------------------------------------------------
Commitments and contingencies
Equity:
  Retained earnings                                           1,318.0   1,151.4
  Unrealized gain on available for sale securities, net         379.2     482.0
-------------------------------------------------------------------------------
Total Equity                                                  1,697.2   1,633.4
-------------------------------------------------------------------------------
TOTAL LIABILITIES AND EQUITY                                $27,065.3 $23,303.1
===============================================================================

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF OPERATIONS AND EQUITY

                                                    Years Ended December 31,
                                                     1996      1995     1994
-------------------------------------------------------------------------------
                                                         (In Millions)
REVENUES
Insurance premiums                                 $  465.4  $  458.5 $  455.9
Policy fees from universal life, annuity and
 other investment contract deposits                   348.6     309.0    280.0
Net investment income                               1,063.0   1,022.3    933.6
Net realized capital gains (losses)                    68.3      77.6     (2.1)
Investment management fees                             14.1      12.9    144.6
Other income                                          188.6     139.4    203.6
-------------------------------------------------------------------------------
TOTAL REVENUES                                      2,148.0   2,019.7  2,015.6
-------------------------------------------------------------------------------
BENEFITS AND EXPENSES
Interest credited to universal life, annuity and
 other investment contract deposits                   653.2     654.2    638.6
Policy benefits paid or provided                      664.7     668.5    590.2
Commission expenses                                   199.8     167.8    139.9
Operating expenses                                    350.0     308.3    433.8
-------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                         1,867.7   1,798.8  1,802.5
-------------------------------------------------------------------------------
INCOME BEFORE PROVISION FOR INCOME TAXES              280.3     220.9    213.1
Provision for income taxes                            113.7      86.1    111.7
-------------------------------------------------------------------------------
NET INCOME                                            166.6     134.8    101.4
Equity, beginning of year                           1,633.4     809.3    942.8
Change in unrealized gain (loss) on available for
 sale securities, net                                (102.8)    689.3   (234.9)
-------------------------------------------------------------------------------
EQUITY, END OF YEAR                                $1,697.2  $1,633.4 $  809.3
===============================================================================

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                  Years Ended December 31,
                                                  1996       1995       1994
--------------------------------------------------------------------------------
                                                        (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                      $   166.6  $   134.8  $   101.4
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Depreciation and amortization                      (1.4)     (30.4)     (28.3)
  Deferred income taxes                             (49.7)     (30.3)      26.2
  Net realized capital (gains) losses               (68.3)     (77.6)       2.1
  Deferred policy acquisition costs                (140.4)      48.8     (126.5)
  Interest credited to universal life, annuity
   and other investment contract deposits           653.2      654.2      638.6
  Change in accrued investment income                (3.7)     (16.1)      28.5
  Change in future policy benefits                   63.1       89.3       48.7
  Change in policyholders' dividends payable         (0.8)      (0.5)      (0.2)
  Change in other assets and liabilities            169.7      172.9      (51.2)
--------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES           788.3      945.1      639.3
--------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
Available for sale securities:
  Purchases                                      (4,525.0)  (3,001.3)  (4,376.9)
  Sales                                           2,511.0    1,940.3    2,690.3
  Maturities and repayments                       1,184.7      926.9    1,220.4
Held to maturity securities:
  Purchases                                                   (181.9)    (415.0)
  Sales                                                         62.3
  Maturities and repayments                                    111.0      202.2
Repayments of mortgage loans                        220.4      267.7      399.1
Proceeds from sales of mortgage loans and real
 estate                                              14.5       27.4       52.8
Purchases of mortgage loans and real estate        (414.3)    (244.7)    (237.7)
Distributions from partnerships                      78.8       49.0
Change in policy loans                             (338.5)    (389.8)    (349.7)
Change in short-term investments                     37.2      (66.7)     129.0
Other investing activity, net                      (120.1)    (121.1)      15.7
--------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES            (1,351.3)    (620.9)    (669.8)
--------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                 Years Ended December 31,
(Continued)                                      1996       1995       1994
-------------------------------------------------------------------------------
                                                       (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                     $ 2,105.0  $ 1,437.9  $ 1,355.0
  Withdrawals                                   (1,756.6)  (1,774.2)  (1,376.0)
Net change in borrowings                            37.5      (43.8)      36.9
-------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                        385.9     (380.1)      15.9
-------------------------------------------------------------------------------
Net change in cash and cash equivalents           (177.1)     (55.9)     (14.6)
Cash and cash equivalents, beginning of year       286.1      342.0      356.6
-------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF YEAR         $   109.0  $   286.1  $   342.0
===============================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW
 INFORMATION
Federal income taxes paid                      $   185.9  $    96.9  $    82.8
Interest paid                                  $    27.2  $    23.3  $    24.1
===============================================================================

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    DESCRIPTION OF BUSINESS

    Pacific Mutual Life Insurance Company ("Pacific Mutual Life") was established in 1868 and is organized under the laws of the State of California as a mutual life insurance company. Pacific Mutual Life conducts business in every state except New York.

    Pacific Mutual Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension products, group employee benefits and investment management and advisory services. These primary business operations provide a broad range of life insurance, accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans. Additionally, through its major subsidiaries and affiliates, Pacific Mutual Life provides a variety of group employee benefits, as well as investment management and advisory services.

    BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

    The accompanying consolidated financial statements of Pacific Mutual Life Insurance Company and subsidiaries (the "Company") have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of Pacific Mutual Life and its wholly-owned insurance subsidiaries, Pacific Corinthian Life Insurance Company ("PCL"-
    Note 3), PM Group Life Insurance Company ("PM Group") and World-Wide Holdings Limited, and its noninsurance subsidiaries, Pacific Financial Asset Management Corporation ("PFAMCo"), Pacific Mutual Distributors, Inc. ("PMD"), Pacific Mutual Realty Finance, Inc., Pacific Mezzanine Associates, L.L.C. and MC Associates, LLC. All significant intercompany transactions and balances have been eliminated. Pacific Mutual Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those followed in reports to regulatory authorities (Note 2).

    On December 21, 1995, Pacific Mutual Life completed a subsidiary reorganization in which PFAMCo became a direct, wholly-owned subsidiary of Pacific Mutual Life. Prior to the reorganization PFAMCo was a wholly-owned, second-tier subsidiary of Pacific Mutual Life. The intermediate company, Pacific Financial Holding Company ("PFHC"), and certain of its assets and liabilities were merged into PFAMCo in connection with this reorganization. The remaining assets were merged into Pacific Mutual Life which consisted of investments in subsidiaries as follows: PFAMCo, PMD and PM Group.

    ACCOUNTING PRONOUNCEMENTS ADOPTED

    Pacific Mutual Life has adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," and Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (the "Interpretation") issued by the Financial Accounting Standards Board. SFAS No. 120 and the Interpretation require that mutual life insurance companies and their insurance subsidiaries adopt all applicable authoritative GAAP pronouncements in any general purpose financial statements that they may issue. This differs from prior years when Pacific Mutual Life issued its regulatory financial statements as general purpose financial statements. The accompanying consolidated financial statements for 1996, 1995 and 1994 reflect the effects of implementing SFAS No. 120 and the Interpretation.

    On January 1, 1996, the Company adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS No. 121 requires that long-lived assets, certain identifiable intangibles and goodwill related to those assets to be held and used shall be assessed for recoverability if certain events or changes in circumstances are present. An impairment loss shall be recognized if the carrying amount of

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    the asset exceeds the fair value of the asset. Adoption of this accounting standard did not have a significant impact on the consolidated financial position or consolidated results of operations of the Company.

    On January 1, 1996, the Company also adopted SFAS No. 122, "Accounting for Mortgage Servicing Rights." SFAS No. 122 requires that rights acquired to service mortgage loans for others be recognized separately from the mortgage loan asset. SFAS No. 122 also requires that capitalized mortgage servicing rights be assessed for impairment based on the fair value of those rights and any impairment should be recognized through a valuation allowance. Adoption of this accounting standard did not have a significant impact on the consolidated financial position or consolidated results of operations of the Company.

    NEW ACCOUNTING PRONOUNCEMENTS

    In June 1996, the Financial Accounting Standards Board issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," as amended by SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125." SFAS No. 125 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996. This statement provides consistent accounting standards for securitizations and other transfers of financial assets, determines when financial assets (liabilities) should be considered sold (settled) and removed from the statement of financial position, and determines when related revenues and expenses should be recognized. The Company currently plans to adopt SFAS No. 125 beginning on January 1, 1997. The adoption is not expected to have a significant impact on the consolidated financial position or consolidated results of operations of the Company.

    INVESTMENTS

    Fixed maturity securities and equity securities are reported at fair value, with unrealized gains and losses, net of deferred income tax and adjustments to related deferred policy acquisition costs, included as a separate component of equity on the accompanying consolidated statements of financial position. Trading securities, which are included in short-term investments, are reported at fair value with unrealized gains and losses included in net realized capital gains (losses) on the accompanying consolidated statements of operations.

    For mortgage-backed securities included in fixed maturity securities the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

    In the first and second quarter of 1995, Pacific Mutual Life sold two securities from the held to maturity category. The amortized cost of the securities was $62.3 million and a net after tax loss of $0.7 million was realized on the sales. The securities were sold due to the significant deterioration of the issuer's creditworthiness.

    Beginning with the third quarter of 1995, Pacific Mutual Life transferred approximately $1.5 billion of securities from the held to maturity category to the available for sale category. This amount represented the amortized cost of the securities at the date of transfer. The fair value of those securities was approximately $1.6 billion, resulting in a net after tax unrealized gain of $52.5 million, which was reflected as a direct increase to equity. The change in classification was a result of a change in management's intent with respect to these securities. In order to have the flexibility to respond to changes in interest rates and to take advantage of changes in the availability of and the yield on alternative investments, management has determined that the reclassification of these securities as available for sale was appropriate.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Realized gains and losses on investment transactions are determined on a specific identification basis and are included in revenues.

    Short-term investments are carried at fair value and include all trading securities.

    Derivative financial instruments are carried at fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are reflected in a separate component of equity, similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Unrealized gains and losses of other derivatives are reflected in operations.

    Mortgage loans and policy loans are stated at unpaid principal balances.

    Real estate is carried at depreciated cost, or for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition if lower than the related unpaid balance.

    On November 15, 1994, PFAMCo and five of its subsidiaries (Pacific Investment Management Company and subsidiaries, Parametric Portfolio Associates, Inc., Cadence Capital Management Corporation, NFJ Investment Group, Inc. and Blairlogie Capital Management Limited) entered into an agreement and plan of consolidation with Thomson Advisory Group L.P., a Delaware limited partnership with publicly traded units, to merge into a newly capitalized partnership named PIMCO Advisors L.P. ("PIMCO Advisors"). Collectively, PFAMCo and various of its subsidiaries beneficially own approximately 42% of the outstanding General and Limited Partner units of PIMCO Advisors as of December 31, 1996 and 1995. This investment, which is included in other investments on the accompanying consolidated statements of financial position, is accounted for on the equity method.

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

    DEFERRED POLICY ACQUISITION COSTS

    The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life, annuity and other investment contract products, such costs are generally amortized in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in earnings or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions consistent with those used in computing policy reserves. For the years ended December 31, 1996, 1995 and 1994, net amortization of deferred policy acquisition costs included in operating expenses amounted to $70.0 million, $63.3 million and $44.2 million, respectively, on the accompanying consolidated statements of operations and equity.

    PRESENT VALUE OF FUTURE PROFITS

    Included in other assets is $16.1 million and $38.4 million which represents the present value of estimated future profits of acquired business in connection with the rehabilitation of First Capital Life Insurance Company ("FCL" -Note 3) as of December 31, 1996 and 1995, respectively. The aforementioned future profits are discounted to

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    provide an appropriate rate of return and are being amortized over the rehabilitation plan period. Amortization for the years ended December 31, 1996, 1995 and 1994 amounted to $24.2 million, $17.1 million and $4.7 million, respectively. During 1996, the Company changed certain assumptions regarding the estimated life which resulted in an increase in amortization in 1996 of approximately $17.0 million.

    UNIVERSAL LIFE, ANNUITY AND OTHER INVESTMENT CONTRACT DEPOSITS

    Universal life, annuity and other investment contract deposits are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies ranged from 4% to 8.4% during 1996, 1995 and 1994.

    The following detail of universal life, annuity and other investment contract deposits is as follows:

                                                December 31,
                                               1996      1995
                                             -------------------
                                                (In Millions)
         Universal life                      $ 7,562.5 $ 6,930.7
         Annuity                               2,459.3   2,426.6
         Other investment contract deposits    3,855.6   3,362.1
                                             -------------------
                                             $13,877.4 $12,719.4
                                             -------------------

    The following detail of universal life, annuity and other investment contract deposits policy fees and interest credited is as follows:

                                             Years Ended December 31,
                                                1996   1995   1994
                                             ------------------------
                                                  (In Millions)
         Policy fees
           Universal life                     $318.4  $292.6  $267.1
           Annuity                              26.6    12.8     9.4
           Other investment contract deposits    3.6     3.6     3.5
                                              -----------------------
         Total policy fees                    $348.6  $309.0  $280.0
                                              =======================
         Interest credited
           Universal life                     $279.3  $258.6  $226.9
           Annuity                             131.9   125.2   120.7
           Other investment contract deposits  242.0   270.4   291.0
                                              =======================
         Total interest credited              $653.2  $654.2  $638.6
                                              =======================

    FUTURE POLICY BENEFITS

    Life insurance reserves are valued using the net level premium method. Interest rate assumptions range from 4.5% to 9.3% for 1996, 1995 and 1994. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Included in policy benefits paid or provided on the accompanying consolidated statements of operations and equity are dividends to policyholders.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Dividends are provided based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 1996 and 1995, participating experience rated policies paying dividends represented approximately 1% of direct written life insurance in force.

    STATE GUARANTY FUND ASSESSMENTS

    Insurance companies are subject to assessments by life and health guaranty associations in most states in which they are licensed to do business. These assessments are based on the volume and type of business they sell in those states and may be partially recovered in some states through a future reduction in premium taxes. Based on current information available from the National Organization of Life and Health Guaranty Association, the Company, as of December 31, 1996, has accrued in other liabilities on the accompanying consolidated statements of financial position an amount adequate for anticipated payments of known insolvencies, net of estimated recoveries of premium tax offsets.

    REVENUES AND EXPENSES

    Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

    Generally, receipts for universal life, annuities and other investment contracts are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

    Investment management fees are recorded as revenues during the period such services are performed.

    DEPRECIATION AND AMORTIZATION

    Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives which range from 15 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over varying periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income on the accompanying consolidated statements of operations and equity. Depreciation and amortization of other assets is included in operating expenses on the accompanying consolidated statements of operations and equity.

    FEDERAL INCOME TAXES

    Pacific Mutual Life is taxed as a life insurance company for Federal income tax purposes and files a consolidated Federal income tax return with all its includable domestic subsidiaries. The amount of Federal income tax expense includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

    SEPARATE ACCOUNTS

    Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account policyholders and contract owners.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair value of financial instruments disclosed in Notes 5 and 6 have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  STATUTORY RESULTS

    The following are reconciliations of statutory surplus and statutory net income for Pacific Mutual Life as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as equity and net income included in the accompanying consolidated financial statements:

                                                            December 31,
                                                            1996      1995
                                                          ------------------
                                                            (In Millions)
         Statutory surplus                                $  815.2  $  723.2
           Deferred policy acquisition costs                 542.0     411.9
           Unrealized gain on available for sale
            securities, net                                  379.2     482.0
           Asset valuation reserve                           209.4     191.4
           Deferred income tax                               174.6     129.2
           Subsidiary equity                                  60.7      66.0
           Non-admitted assets                                22.8      22.5
           Surplus notes                                    (149.6)   (149.6)
           Insurance and annuity reserves                   (340.4)   (249.1)
           Other                                             (16.7)      5.9
                                                          ------------------
         Equity as reported herein                        $1,697.2  $1,633.4
                                                          ==================

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  STATUTORY RESULTS (CONTINUED)

                                                       Years Ended December 31,
                                                         1996    1995    1994
                                                        -----------------------
                                                             (In Millions)
         Statutory net income                           $113.1  $ 85.1  $ 81.0
           Deferred policy acquisition costs             111.2    76.4    59.4
           Deferred income tax                            70.9    31.5   (27.7)
           Interest maintenance reserve                    3.8    12.2    (7.7)
           Net realized gain (loss) on trading
            securities                                   (11.6)   13.2    (2.0)
           Earnings of subsidiaries                      (33.0)    5.9    20.7
           Insurance and annuity reserves                (91.3)  (95.5)  (28.2)
           Other                                           3.5     6.0     5.9
                                                        ----------------------
         Net income as reported herein                  $166.6  $134.8  $101.4
                                                        ======================

    RISK-BASED CAPITAL

    Each insurance company's state of domicile imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of a company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. As of December 31, 1996 and 1995, the Company's ratios exceeded the minimum risk-based capital requirements.

    DIVIDENDS

    Dividends to Pacific Mutual Life from its insurance subsidiaries are subject to regulatory restrictions and approvals. The maximum amount of dividends that can be paid by PM Group cannot exceed the lesser of 10% of surplus as regards to policyholders, or the net statutory gain from operations, without prior approval from the Insurance Commissioner of the State of Arizona. During 1996, 1995 and 1994, PM Group received approval to pay extraordinary dividends in excess of these limitations. PM Group paid dividends of $25 million, $25 million and $20 million for the years ended December 31, 1996, 1995 and 1994 of which $18 million, $17.2 million and $12.4 million, respectively, were considered extraordinary.

    In accordance with the terms of the rehabilitation agreement (Note 3), PCL is precluded from paying any dividends during the rehabilitation period without the prior consent of the Insurance Department of the State of California. No such dividends have been paid.

3.  REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY

    Pursuant to a five-year rehabilitation agreement approved by a California Superior Court and the Insurance Department of the State of California in July 1992, Pacific Mutual Life, through its wholly-owned subsidiary, PCL, will facilitate the rehabilitation of FCL. In accordance with the five-year rehabilitation agreement, insurance policies of FCL were restructured and substantially all the assets and certain liabilities of FCL were assumed by PCL on December 31, 1992, pursuant to an assumption reinsurance agreement and asset purchase agreement and have been accounted for as a purchase transaction.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY (CONTINUED)

    The rehabilitation agreement provides for the holders of restructured policies to share in a substantial percentage of the unallocated statutory surplus of PCL at the end of the rehabilitation period. Policyholders have the option to surrender their restructured policies with reduced benefits during this five-year period. During the rehabilitation plan period, PCL is prohibited from issuing new insurance policies. PCL will merge into Pacific Mutual Life, with Pacific Mutual Life as the surviving entity, within thirty days following September 30, 1997, the end of the rehabilitation period.

    In the event PCL is unable to pay contract benefits, Pacific Mutual Life is obligated to contribute funds to pay those benefits in accordance with the rehabilitation agreement.

4.  ACQUISITION OF INSURANCE BLOCK OF BUSINESS

    In 1996, Pacific Mutual Life signed a definitive agreement to acquire a block of corporate-owned life insurance ("COLI") policies from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation. This block consists of approximately 40,000 policies, having a face amount of $9 billion and reserves of $1.7 billion. This block is primarily non-leveraged COLI. The transaction is expected to close during the first half of 1997.

5.  INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES

    The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                 Gross Unrealized  Estimated
                                       Amortized -----------------   Fair
                                         Cost     Gains    Losses    Value
                                       -------------------------------------
                                                   (In Millions)
     Available for Sale Securities
     -----------------------------
     As of December 31, 1996:
     U.S. Treasury securities and
      obligations of U.S. government
      authorities and agencies         $   297.9   $ 11.2   $  0.3 $   308.8
     Obligations of states, political
      subdivisions and foreign
      governments                          638.1     46.2      1.0     683.3
     Corporate securities                6,848.3    506.3     91.9   7,262.7
     Mortgage-backed and asset-backed
      securities                         3,753.6     98.0     19.4   3,832.2
     Redeemable preferred stock            102.5      6.4      2.1     106.8
                                       -------------------------------------
     Total Fixed Maturity Securities   $11,640.4   $668.1   $114.7 $12,193.8
                                       =====================================
     Equity Securities                 $   229.6   $ 40.8   $  9.6 $   260.8
                                       =====================================

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

                                                 Gross Unrealized  Estimated
                                       Amortized -----------------   Fair
                                         Cost     Gains    Losses    Value
                                       -------------------------------------
                                                   (In Millions)
     Available for Sale Securities
     As of December 31, 1995:
     U.S. Treasury securities and
      obligations of U.S. government
      authorities and agencies         $   378.4 $   33.4          $   411.8
     Obligations of states, political
      subdivisions and foreign
      governments                          625.1     70.7 $   3.3      692.5
     Corporate securities                6,179.1    537.1    45.0    6,671.2
     Mortgage-backed and asset-backed
      securities                         3,366.9    138.6    12.0    3,493.5
     Redeemable preferred stock             89.4      3.1     2.3       90.2
                                       -------------------------------------
     Total Fixed Maturity Securities   $10,638.9 $  782.9 $  62.6  $11,359.2
                                       =====================================
     Equity Securities                 $   192.3 $   32.2 $   6.0  $   218.5
                                       =====================================

    The amortized cost and estimated fair values of fixed maturity securities as of December 31, 1996, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      Amortized Estimated
                                                        Cost    Fair Value
                                                    ----------------------
                                                         (In Millions)
         Available for Sale:
         Due in one year or less                      $ 1,482.3 $ 1,489.0
         Due after one year through five years          2,830.0   3,042.3
         Due after five years through ten years         1,907.4   1,991.7
         Due after ten years                            1,667.1   1,838.6
                                                      -------------------
                                                        7,886.8   8,361.6
         Mortgage-backed and asset-backed securities    3,753.6   3,832.2
                                                      -------------------
         Total                                        $11,640.4 $12,193.8
                                                      ===================

    Proceeds from sales of all available for sale securities during 1996, 1995 and 1994 were $2.5 billion, $1.9 billion and $2.7 billion, respectively. Gross gains of $89.3 million, $58.0 million and $56.0 million and gross losses of $29.9 million, $32.3 million and $70.8 million were realized on those sales during 1996, 1995 and 1994, respectively.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS IN FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

    Major categories of investment income are summarized as follows:

                                     Years Ended December 31,
                                      1996     1995     1994
                                    --------------------------
                                          (In Millions)
         Fixed maturity securities  $  831.6 $  808.1 $  741.3
         Equity securities              17.8      7.3      8.9
         Mortgage loans                107.9    112.9    136.3
         Real estate                    51.3     43.2     37.2
         Policy loans                  113.0    105.2     89.0
         Other                          48.9     47.1      3.3
                                    --------------------------
           Gross investment income   1,170.5  1,123.8  1,016.0
         Investment expense            107.5    101.5     82.4
                                    --------------------------
           Net investment income    $1,063.0 $1,022.3 $  933.6
                                    ==========================

    The change in gross unrealized gain (loss) on investments in available for sale and trading securities is as follows:

                                                       December 31,
                                                  1996      1995    1994
                                                 -------------------------
                                                      (In Millions)
         Available for sale and trading
          securities:
           Fixed maturity                        $(169.1) $1,039.3 $(320.6)
           Equity                                    6.5      17.2   (29.7)
                                                 -------------------------
         Total                                   $(162.6) $1,056.5 $(350.3)
                                                 =========================

    As of December 31, 1996 and 1995, investments in fixed maturity securities with a carrying value of $19.6 million and $20.5 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

    No investment, aggregated by issuer, exceeded 10% of total equity as of December 31, 1996.

    The Company has no non-income producing fixed maturity securities, mortgage loans, real estate or other long-term investments as of December 31, 1996.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS

    The estimated fair values of the Company's financial instruments are as follows:

                                    December 31, 1996    December 31, 1995
                                   -------------------- --------------------
                                   Carrying  Estimated  Carrying  Estimated
                                    Amount   Fair Value  Amount   Fair Value
                                   -----------------------------------------
                                                 (In Millions)
     Assets:
       Fixed maturity and equity
        securities (Note 5)        $12,454.6 $12,454.6  $11,577.7 $11,577.7
       Mortgage loans                1,477.3   1,533.9    1,346.2   1,535.1
       Policy loans                  3,131.8   3,131.8    2,793.3   2,793.3
       Cash and cash equivalents       109.0     109.0      286.1     286.1
       Derivative financial
        instruments:
         Interest rate floors and
          caps, options and
          swaptions                     59.3      59.3       39.4      39.4
         Interest rate swap con-
          tracts                         1.0       1.0        2.4       2.4
         Credit and total return
          swaps                          1.1       1.1        1.0       1.0
     Liabilities:
       Guaranteed interest con-
        tracts                       2,948.3   3,056.1    2,375.9   2,459.3
       Deposit liabilities             799.6     800.6      876.3     899.4
       Annuity liabilities           2,459.4   2,459.4    2,427.2   2,427.2
       Surplus notes                   149.6     157.5      149.6     157.7
       Derivative financial
        instruments:
         Options written                 1.5       1.5        1.5       1.5
         Asset swap contracts           12.5      12.5        3.5       3.5
         Foreign currency deriva-
          tives                          4.3       4.3        5.0       5.0

    The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 1996 and 1995:

    MORTGAGE LOANS

    The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flow, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

    POLICY LOANS

    The carrying amounts of policy loans are a reasonable estimate of their fair values.

    CASH AND CASH EQUIVALENTS

    The carrying amounts of these items are a reasonable estimate of their fair values.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Derivatives are financial instruments whose value or cash flows are "derived" from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used to leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS (CONTINUED)

    Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized in the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on quoted market prices, dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance sheet counterparty risk.

    A reconciliation of the notional or contract amounts and discussion of the various derivative instruments is as follows:

                                  Balance                              Balance
                                 Beginning               Terminations    End
                                  of Year  Acquisitions and Maturities of Year
                                 ---------------------------------------------
                                                 (In Millions)
     December 31, 1996:
       Interest rate floors and
        caps, options and
        swaptions                $2,159.6    $3,075.0      $  371.4    $4,863.2
       Interest rate swap con-
        tracts                      619.6       620.9         252.2       988.3
       Asset swap contracts          20.0        15.3           5.3        30.0
       Credit and total return
        swaps                       146.1       307.2          96.8       356.5
       Financial futures con-
        tracts                      310.1     3,358.9       3,059.8       609.2
       Foreign currency deriva-
        tives                        15.4        43.1          17.1        41.4
     December 31, 1995:
       Interest rate floors and
        caps, options and
        swaptions                 1,950.9     1,126.6         917.9     2,159.6
       Interest rate swap con-
        tracts                      370.5       339.0          89.9       619.6
       Asset swap contracts                      30.0          10.0        20.0
       Credit and total return
        swaps                       116.3        99.8          70.0       146.1
       Financial futures con-
        tracts                      137.6     1,877.0       1,704.5       310.1
       Foreign currency deriva-
        tives                        35.2                      19.8        15.4

    Interest Rate Floors and Caps, Options and Swaptions
    ----------------------------------------------------

    The Company uses interest rate floors and caps, options and swaptions to hedge against fluctuations in interest rates and in its total return portfolios. Interest rate floor agreements entitle the Company to receive the differential, if below, between the specified rate and the current value of the underlying index. Interest rate cap agreements entitle the Company to receive the differential, if above, between the specified rate and the current value of the underlying index. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Options and floors are reported as assets and options written are reported as liabilities in the consolidated statements of financial position. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income over the term of the agreement. Interest rate floors and caps, options and swaptions mature during fiscal years 1997 through 2007.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS (CONTINUED)

    Interest Rate Swap Contracts
    ----------------------------

    The Company uses interest rate swaps to manage interest rate risk. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to be received or paid pursuant to these agreements are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. The interest rate swap contracts mature during fiscal years 1997 through 2026.

    Asset Swap Contracts
    --------------------

    The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for preferred cash flow streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. The asset swap contracts mature during fiscal years 1998 through 2000.

    Credit and Total Return Swaps
    -----------------------------

    The Company uses credit and total return swaps to take advantage of market opportunities. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. The amounts to be received or paid pursuant to these agreements are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. Credit and total return swaps mature during fiscal years 1997 through 2013.

    Financial Futures Contracts
    ---------------------------

    The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or delivery of the financial instrument. Price changes on futures are settled daily through the daily margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

    Foreign Currency Derivatives
    ----------------------------

    The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset currency gains and losses on the related assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. Foreign currency derivatives expire during fiscal years 1997 through 2006.

    GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

    The estimated fair values of fixed maturity guaranteed interest contracts are estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS (CONTINUED)

    ANNUITY LIABILITIES

    The fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

    SURPLUS NOTES

    The estimated fair value of surplus notes is based on market quotes.

    FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

    Pacific Mutual Life has issued PRO GIC and Diversifier GIC contracts to plan sponsors totaling $1.1 billion as of December 31, 1996, pursuant to the terms of which the plan sponsor retains direct ownership and control of the assets related to these contracts. Pacific Mutual Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Mutual Life receives a fee which varies by contract. Pacific Mutual Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

7.  CONCENTRATION OF CREDIT RISK

    The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approvals, limits and monitoring procedures. Real estate and mortgage loan investments are diversified by geographic location and property type. Management believes that significant concentrations of credit risk do not exist.

    The Company is exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. However, the Company does not anticipate nonperformance by the counterparties.

8.  BORROWINGS

    Pacific Mutual Life borrows for short-term needs by issuing commercial paper. There were no commercial paper borrowings outstanding as of December 31, 1996 and 1995. Pacific Mutual Life has a revolving credit facility available of $250 million as of December 31, 1996 and 1995. There were no borrowings under the revolving credit facility outstanding as of December 31, 1996 and 1995.

    PFHC had the ability to borrow up to $50 million from certain banks at variable rates of interest. On December 21, 1995, outstanding loans totaling $37 million were transferred to PFAMCo (Note 1). The borrowing limit as of December 31, 1996 and 1995 was $150 million and $100 million, respectively. The interest rate averaged 5.6%, 6.1% and 4.6% for the years ended December 31, 1996, 1995 and 1994, respectively. The balance outstanding as of December 31, 1996 and 1995 totaled $95.5 million and $53 million, respectively. Outstanding borrowings are due and payable in 1997 and are subject to renewal.

    During 1992, PFHC entered into a credit agreement with a group of banks for borrowings of $45 million. Proceeds of this note were paid to PCL in connection with the issuance of a certificate of contribution by PCL (Note 3). On December 31, 1996 and 1995, the applicable interest rate was 6.2% and 6.5%, respectively. The outstanding balance of $25 million as of December 31, 1996 was prepaid per the terms of the agreement on January 27, 1997.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  SURPLUS NOTES

    Pacific Mutual Life has $150 million of Surplus Notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The Surplus Notes may not be redeemed at the option of Pacific Mutual Life or any holder of the Notes. The Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Mutual Life. Each payment of interest on and the payment of principal of the Surplus Notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $11.8 million for the years ended December 31, 1996, 1995 and 1994 and is included in net investment income in the accompanying consolidated statements of operations and equity.

10. INCOME TAXES

    As required by SFAS No. 109, "Accounting for Income Taxes," the Company accounts for income taxes using the liability method. Under SFAS No. 109, the deferred tax consequences of changes in tax rates or laws must be computed on the amounts of temporary differences and carryforwards existing at the date a new law is enacted. Recording the effects of the change involves adjusting deferred tax liabilities and assets with a corresponding charge or credit recognized in the provision for income taxes. The objective is to measure a deferred tax liability or asset using the enacted tax rates and laws expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized.

    The provision for income taxes is as follows:

                   Years Ended December 31,
                     1996    1995    1994
                   ------------------------
                      (In Millions)
         Current   $163.5  $116.4  $ 85.5
         Deferred   (49.8)  (30.3)   26.2
                   ----------------------
                   $113.7  $ 86.1  $111.7
                   ======================


    The sources of the Company's provision for deferred taxes are as follows:

                                            Years Ended December 31,
                                             1996    1995    1994
                                            ------------------------
                                               (In Millions)
         Deferred policy acquisition costs  $  2.1  $ (6.0) $ (5.0)
         Interest in advance                   2.0     2.9    25.4
         Investment valuation                 (7.3)    8.1    11.4
         Reserves                            (28.5)  (28.7)    7.1
         Other                               (18.1)   (6.6)  (12.7)
                                            ----------------------
                                            $(49.8) $(30.3) $ 26.2
                                            ======================

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. INCOME TAXES (CONTINUED)

    A reconciliation of the provision for income taxes based on the prevailing corporate tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                  Years Ended December 31,
                                                  1996     1995      1994
                                                ---------------------------
                                                      (In Millions)
       Income taxes at the statutory rate       $   98.1  $  77.3  $   74.6
       Equity tax-current year                      16.3               36.1
       Amortization of intangibles on equity
        method investments                           6.5      6.5
       Non-taxable investment income                (2.1)    (2.1)     (4.7)
       Equity tax-recomputation of prior years     (17.3)
       Other                                        12.2      4.4       5.7
                                                ---------------------------
                                                $  113.7  $  86.1  $  111.7
                                                ===========================

    The net deferred tax asset (liability) included in other assets on the accompanying consolidated statement of financial position was comprised of the tax effects of the following temporary differences:

                                                          December 31,
                                                          1996     1995
                                                         ----------------
                                                          (In Millions)
       Reserves                                          $ 244.9  $ 216.4
       Deferred compensation                                27.6     25.4
       Investment valuation                                 24.0     16.7
       Postretirement benefits                               9.8      9.4
       Dividends                                             9.6     10.4
       Interest in advance                                   1.7      3.6
       Depreciation                                         (9.8)   (10.0)
       Deferred policy acquisition costs                   (43.9)   (41.8)
       Other                                                22.1      6.1
                                                         ----------------
       Deferred taxes from operations                      286.0    236.2
       Unrealized gain on available for sale securities   (204.5)  (259.6)
                                                         ----------------
       Net deferred tax asset (liability)                $  81.5  $ (23.4)
                                                         ================

11. REINSURANCE

    The Company accounts for reinsurance transactions utilizing SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration And Long-Duration Contracts." SFAS No. 113 establishes the conditions required for a contract with a reinsurer to be accounted for as reinsurance and prescribes accounting and reporting standards for those contracts. Amounts receivable from reinsurers for reinsurance on future policy benefits, universal life deposits, and unpaid losses is reported as an asset and included in other assets on the accompanying consolidated statements of financial position.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. REINSURANCE (CONTINUED)

    The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger risks or, in the case of the producer-owned reinsurance company, to diversify risk and retain top producing agents. All assets associated with reinsured business remain with, and under the control of the Company. Approximate amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                           December 31,
                                           1996    1995
                                          --------------
                                          (In Millions)
       Reinsured universal life deposits  $(35.9) $(42.7)
       Future policy benefits               90.0    87.7
       Unpaid claims                         4.6     7.8
       Paid claims                           8.4     7.9

    As of December 31, 1996, 85% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies.

    Revenues and benefits are shown net of the following reinsurance transactions:

                                                      Years Ended December 31,
                                                       1996     1995     1994
                                                     ---------------------------
                                                           (In Millions)
       Ceded reinsurance netted against insurance
        premiums                                     $ 44.3   $ 29.2    $ 26.0
       Assumed reinsurance included in insurance
        premiums                                       17.8     15.6      20.2
       Ceded reinsurance netted against policy fees    71.0     66.5      66.7
       Ceded reinsurance netted against net
        investment income                             192.5    176.6     151.0
       Ceded reinsurance netted against interest
        credited                                      155.2    140.0     119.9
       Ceded reinsurance netted against policy
        benefits                                       56.7     51.4      45.4
       Assumed reinsurance included in policy
        benefits                                        9.9     14.5      16.8

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. SEGMENT INFORMATION

    The operations of the Company have been classified into four business segments as follows: Individual Life Insurance and Annuities, Pensions, Group Employee Benefits and Corporate and Other. These segments are based on the organization of the Company and are generally distinguished by the products offered. The Corporate and Other segment generally includes the assets and operations that do not support the other segments such as certain non-life insurance related subsidiary operations. Depreciation expense and capital expenditures are not material and have not been reported. Revenues, income before income taxes and assets by segment are as follows:

                                                   Years Ended December 31,
                                                   1996      1995      1994
                                                 -----------------------------
                                                         (In Millions)
      Revenues:
        Individual Life Insurance and Annuities  $   962.1 $   927.0 $   795.9
        Pensions                                     507.3     513.9     464.0
        Group Employee Benefits                      454.2     419.3     423.7
        Corporate and Other                          224.4     159.5     332.0
                                                 -----------------------------
                                                 $ 2,148.0 $ 2,019.7 $ 2,015.6
                                                 =============================
      Income before income taxes:
        Individual Life Insurance and Annuities  $    92.0 $   102.3 $    94.8
        Pensions                                      80.7      53.3      34.3
        Group Employee Benefits                       24.7      25.2      36.5
        Corporate and Other                           82.9      40.1      47.5
                                                 -----------------------------
                                                 $   280.3 $   220.9 $   213.1
                                                 =============================
                                                         December 31,
                                                   1996      1995      1994
                                                 -----------------------------
                                                         (In Millions)
      Assets:
        Individual Life Insurance and Annuities  $15,484.4 $12,953.2 $10,912.3
        Pensions                                   8,097.2   7,592.5   6,497.9
        Group Employee Benefits                      344.4     329.8     341.3
        Corporate and Other                        3,139.3   2,427.6   1,954.3
                                                 -----------------------------
                                                 $27,065.3 $23,303.1 $19,705.8
                                                 =============================

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS

    PENSION PLAN

    Pacific Mutual Life provides a qualified noncontributory defined benefit pension plan which covers all eligible employees who have one year of continuous employment and have attained age 21. The full-benefit vesting period for all participants is five years.

    Benefits for employees are based on years of service and the highest five consecutive years of compensation during the last ten years of employment. Pacific Mutual Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)

    such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Mutual Life, as well as participating units of a real estate trust and mutual funds managed by an indirect subsidiary of Pacific Mutual Life.

    Components of net periodic pension cost are as follows:

                                                       Years Ended December 31,
                                                        1996    1995    1994
                                                       ------------------------
                                                            (In Millions)
      Service cost-benefits earned during the year     $  3.7  $  2.8  $  3.2
      Interest cost on projected benefit obligation       9.4     8.8     8.5
      Actual return on plan assets                      (19.7)  (24.1)    0.6
      Amortization of net obligations and prior serv-
       ice cost                                           8.0    14.0   (11.4)
                                                       ----------------------
      Net periodic pension cost                        $  1.4  $  1.5  $  0.9
                                                       ======================

     The following table sets forth the Plan's funded status and amounts recognized on Pacific Mutual Life's consolidated statements of financial position:

                                                             December 31,
                                                            1996     1995
                                                           ----------------
                                                            (In Millions)
      Actuarial present value of benefit obligation:
        Vested benefits                                    $ 114.4  $ 115.8
        Nonvested benefits                                     1.2      0.8
                                                            ---------------
      Accumulated benefit obligation                         115.6    116.6
      Effect of projected future compensation increases       18.5     19.5
                                                            ---------------
      Projected benefit obligation                           134.1    136.1
      Plan assets at fair value                             (141.2)  (125.6)
                                                            ---------------
      Plan assets (in excess) less than projected benefit
       obligation                                             (7.1)    10.5
      Unrecognized net gain (loss)                             2.5    (15.5)
      Unrecognized transition asset                            6.0      7.2
      Unrecognized prior service cost                          2.2      2.5
                                                            ---------------
      Accrued pension cost                                  $  3.6  $   4.7
                                                            ===============

    In determining the actuarial present value of the projected benefit obligation as of December 31, 1996 and 1995, the weighted average discount rate used was 7.5% and 7%, respectively, and the rate of increase in future compensation levels was 6% for both years. The expected long-term rate of return on plan assets was 8.5% in 1996 and 1995.

    POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE PLANS

    Pacific Mutual Life sponsors a defined benefit health care plan and a defined benefit life insurance plan ("the Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Mutual Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Mutual Life's

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)

    commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Mutual Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis. The amount of benefits paid under the programs during 1996, 1995 and 1994 was approximately $1.6 million, $1.7 million and $1.7 million, respectively.

    Components of net periodic postretirement benefit cost are as follows:

                                                      Years Ended
                                                      December 31,
                                                   1996   1995   1994
                                                 ----------------------
                                                     (In Millions)
         Service cost                              $ 0.2  $ 0.2  $ 0.2
         Interest cost                               1.5    1.9    1.8
         Amortization                               (0.3)  (0.3)  (0.3)
                                                   -------------------
         Net periodic postretirement benefit cost  $ 1.4  $ 1.8  $ 1.7
                                                   ===================

    The following table sets forth the Plan's funded status and amounts recorded in other liabilities on the accompanying consolidated statements of financial position:

                                                         December 31,
                                                         1996   1995
                                                         -------------
                                                         (In Millions)
         Accumulated postretirement obligation:
           Retirees                                      $17.3 $20.9
           Fully eligible active plan participants         2.0   1.7
           Other active plan participants                  2.5   2.3
                                                         -----------
         Total accumulated postretirement obligation      21.8  24.9
         Fair value of plan assets                          --    --
                                                         -----------
         Unfunded accumulated postretirement obligation   21.8  24.9
         Unrecognized net gain                             3.7   0.4
         Prior service cost                                1.3   1.6
                                                         -----------
         Accrued postretirement benefit liability        $26.8 $26.9
                                                         ===========

    The assumed health care cost trend rate used in measuring the accumulated benefit obligation was 9% for 1996 and 10% for 1995 and is assumed to decrease gradually to 4% in 2003 and remain at that level thereafter. The amount reported is materially effected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1996 and 1995 would be increased by 11.5% and 10.9%, respectively. The effect of this change would increase the aggregate of the service and interest cost components of the net periodic benefit cost by 12.3%, 11.4% and 13.6% for 1996, 1995 and 1994, respectively.

    The discount rate used in determining the accumulated postretirement benefit obligation is 7.5% and 7% for 1996 and 1995, respectively.

    OTHER PLANS

    Pacific Mutual Life has a voluntary Retirement Incentive Savings Plan pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Pacific Mutual Life matches 50% of each employees' contributions, up to a maximum of six percent of eligible compensation.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)

    Pacific Mutual Life also has a deferred compensation plan which permits certain employees to defer portions of their compensation and earn a guaranteed interest rate on the deferred amounts. The interest rate is determined annually and is guaranteed for one year. The compensation which has been deferred has been accrued and the primary expense, other than compensation, related to this plan is interest on the deferred amounts.

    The Company also has performance based incentive compensation plans for its employees.

14. TRANSACTIONS WITH AFFILIATES

    Pacific Mutual Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Mutual Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $14.3 million, $6.5 million and $3.0 million for the years ended December 31, 1996, 1995 and 1994, respectively. In addition, Pacific Mutual Life entered into an agreement with the Pacific Select Fund on October 1, 1995, to provide certain support services for an administration fee which is based on an allocation of actual costs. Such administration fees amounted to $108,000 and $28,550 for the years ended December 31, 1996 and 1995, respectively.

    PIMCO Advisors provides investment advisory services to the Company for which the fees amounted to $6.2 million, $5.0 million and $0.4 million for the years ended December 31, 1996, 1995 and 1994, respectively. Included in equity securities on the accompanying consolidated statements of financial position are investments in mutual funds and other investments managed by PIMCO Advisors which amounted to $110.6 million and $77.6 million as of December 31, 1996 and 1995, respectively.

    Pacific Mutual Life provides certain support services to PIMCO Advisors. Charges for these services are based on an allocation of actual costs and amounted to $1.4 million, $1.9 million and $0.2 million for the years ended December 31, 1996, 1995 and 1994, respectively.

15. SUBSIDIARY PROFIT-SHARING PLANS AND OTHER COMPENSATION PLANS

    Prior to the PIMCO Advisors transaction (Note 1), certain of PFAMCo's direct subsidiaries had nonqualified profit-sharing plans (the "Profit-Sharing Plans") covering certain key employees ("Key Employees") and other employees. The Profit-Sharing Plans provided for awards based on the profitability of the respective subsidiary, as defined in the employment agreements. Such profitability was primarily based on income before income taxes and before profit-sharing. The awards ranged from 40% to 80% of such amounts depending on the level of profitability. The profit-sharing awards were fully vested as of the PIMCO Advisors transaction date of November 15, 1994.

    In addition, Key Employees of certain indirect subsidiaries participated in long-term incentive plans that provided compensation under the Profit-Sharing Plans for a specified period of time subsequent to their termination of employment. These plans were terminated as of the PIMCO Advisors transaction date.

    Effective November 15, 1994, termination and non-competition agreements were entered into with certain Key Employees. These agreements provide terms and conditions for the allocation of future proceeds from distributions and sales of certain PIMCO Advisors units and other noncompete payments. When the amount of future payments to be made to a Key Employee is determinable, a liability for such amount is established and is included in other liabilities in the consolidated statements of financial position.

    For the years ended December 31, 1996, 1995 and 1994, approximately $35.3 million, $28.6 million and $166.9 million, respectively, is included in operating expenses in the consolidated statements of operations related to the above agreements.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16. INVESTMENT COMMITMENTS

    The Company has outstanding commitments to make investments in fixed maturities and other investments as follows (In Millions):

          Years Ending
          December 31:
          ------------
           1997                 $193.1
           1998-2001             109.0
           2002 and thereafter    19.5
                                ------
          Total                 $321.6
                                ======

17. LITIGATION

    The Company is a respondent in a number of legal proceedings, some of which involve extra-contractual damages. In the opinion of management, the outcome of these proceedings is not likely to have a material adverse effect on the consolidated financial position of the Company.
    --------------------------------------------------------------------------

FORM NO. 288-7B

                                 Sponsored by:


                            [LOGO OF PACIFIC LIFE]

                                  Home Office

                            700 NEWPORT CENTER DRIVE
                            NEWPORT BEACH, CA 92660
                                 1-800-722-2333

                                Mailing Address

                          VARIABLE ANNUITY DEPARTMENT
                                 P.O. BOX 7187
                        PASADENA, CALIFORNIA 91109-7187

                                Distributed by:

                  [LOGO OF PACIFIC MUTUAL DISTRIBUTORS, INC.]
                       Pacific Mutual Distributors, Inc.
                               MEMBER NASD & SIPC
                         700 NEWPORT CENTER DRIVE, NB-3
                            NEWPORT BEACH, CA 92660
                                 1-800-800-7681

FORM NO. 287-7A